UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22652
                                                    -----------

                      First Trust Variable Insurance Trust
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ----------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2015
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                      FOR THE YEAR ENDED DECEMBER 31, 2015

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TABLE OF CONTENTS
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 2015

Shareholder Letter...........................................................  1
Performance Summary and Portfolio Components
     First Trust/Dow Jones Dividend & Income Allocation Portfolio............  2
     First Trust Multi Income Allocation Portfolio...........................  6
     First Trust Dorsey Wright Tactical Core Portfolio....................... 11
Understanding Your Fund Expenses............................................. 14
Portfolio of Investments
     First Trust/Dow Jones Dividend & Income Allocation Portfolio............ 15
     First Trust Multi Income Allocation Portfolio........................... 31
     First Trust Dorsey Wright Tactical Core Portfolio....................... 40
Statements of Assets and Liabilities......................................... 41
Statements of Operations..................................................... 42
Statements of Changes in Net Assets.......................................... 43
Financial Highlights......................................................... 46
Notes to Financial Statements................................................ 49
Report of Independent Registered Public Accounting Firm...................... 61
Additional Information....................................................... 62
Board of Trustees and Officers............................................... 70
Privacy Policy............................................................... 72

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor"), Energy Income Partners, LLC ("EIP" or a "Sub-Advisor") and Stonebridge Advisors, LLC ("Stonebridge" or a "Sub-Advisor") and their representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of the First Trust Variable Insurance Trust (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any series (individually called a "Fund" and collectively the "Funds") of the Trust will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in each Fund. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance.

By reading the portfolio commentary by each Fund's portfolio management team, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust and the Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2015


Dear Shareholders:

Thank you for your investment in First Trust Variable Insurance Trust (the "Trust").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this annual report which contains detailed information about your investment for the 12 months ended December 31, 2015, including a performance analysis and a market outlook. Additionally, First Trust has compiled the Trust's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember: first, the U.S. grew, in spite of the massive decline in oil prices, and second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the country either. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. We remain positive on U.S. markets, although we know that markets will always move up and down.

First Trust believes that having a long-term investment horizon and being invested in quality products can help you reach your goals, despite how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investments each and every day, which has been one of the hallmarks of our firm since its inception nearly 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship with you and will continue to focus on helping investors like you reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2015 (UNAUDITED)


FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO

For the year ended December 31, 2015, the First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund") Class I Shares returned 0.09% versus 0.13% for the blended index: 50% Russell 3000(R) Index and 50% Barclays U.S. Corporate Investment-Grade Index. As of December 31, 2015, the total investments for the Fund were allocated as follows: Equities, 56.6% and Fixed Income, 43.4%.

EQUITIES COMMENTARY

Equity markets eked out a gain in 2015 as the Russell 3000(R) Index increased 0.48%, the lowest annual return since 2008. Economic growth slowed in the first quarter of 2015, as the West Coast port strike and a harsh winter held back economic activity. Corporate earnings and guidance were also muted, as U.S. multinational firms were dealing with a strong U.S. dollar, which caused earnings to be translated at lower rates and U.S. exports to be less competitive globally. Lower economic activity forced the Federal Reserve (the "Fed") to push off an interest rate hike. During the second quarter, equity markets inched higher. Corporate earnings were expected to decline by 5% going into the quarter, due to economic and currency headwinds, and a 50% drop in profitability from the energy sector, as oil and gas prices fell. Despite the tough operating environment, U.S. employment continued to improve as more than 700,000 jobs were added and housing data surprised to the upside. For the third quarter, the Russell 3000(R) Index had a -7.25% return. This was the largest quarterly decline since the third quarter in 2011, mainly because of slowing global GDP growth and the anticipation of a Fed rate hike. Investors were nervous, as China reported the slowest pace of GDP growth in six years. The slowdown in China, the world's largest importer of raw materials, sent commodity prices falling and dampened demand for global trade, especially in other emerging nations. The bright spot continued to be U.S. employment markets as unemployment fell to 5.1% during the quarter. After the third quarter pullback, the Russell 3000(R) Index was up 6.27% in the fourth quarter. The Fed finally hiked near-term interest rates on December 16 by 0.25% to a targeted rate of 0.25%-0.50%. This was the first hike in the Fed funds rate since June 2006. Consumer confidence remained high and unemployment fell to 5%. However, the U.S. ISM Manufacturing Index posted a level below 50 for the first time since 2009, signaling a contraction in manufacturing. Slowing global demand, a strong dollar and a decline in energy prices crimped demand for manufactured goods.

The equity portion of the Fund has a quarterly rebalance in early January, April, July and October. The equity portion of the Fund seeks capital appreciation, below-market risk and above-market dividend yield. To accomplish this, the selection process is focused on dividend strength, capital strength and price stability. This process resulted in overweight positions in Industrials, Financials, Materials and Consumer Staples stocks, while Health Care, Information Technology, Energy and Consumer Discretionary were underweight.

The equity portion of the Fund outperformed the Russell 3000(R) Index. Of the 10 GICS sectors, five had a positive total attribution effect (allocation effect combined with selection effect) and five had a negative total attribution effect. Four sectors had a positive selection effect: Financials, Materials, Consumer Staples and Information Technology. Three sectors had a negative selection effect: Consumer Discretionary, Industrials and Health Care. The Energy, Utilities and Telecommunication Services sector had flat selection effects. Though the equity portion of the Fund had a negative allocation effect, overall, the equity portfolio benefited from a positive selection effect which led to the outperformance of the Russell 3000(R) Index.

The Financials sector was the largest overall contributor to relative performance. The equity portion of the Fund was overweight the slightly underperforming sector in the Russell 3000(R) Index, which led to a small negative allocation effect. The Fund had a positive selection effect for the sector which led to positive overall relative performance for the sector. The Fund's relative performance for the sector was helped by the selection of HCC Insurance Holdings Inc., Public Storage, SEI Investments Co. and American Financial Group, Inc. Avoiding poor performing selections in the Russell 3000(R) Index such as American Express Co., Morgan Stanley and Berkshire Hathaway, Inc. also helped.

The Consumer Discretionary sector was the biggest detractor from relative performance. The equity portion of the Fund was underweight the second best performing sector in the Russell 3000(R) Index. The Fund had negative selection and allocation effects, which led to overall relative underperformance for the sector. The Fund's relative performance for the sector was most hindered by the selection of Nordstrom, Inc., Ralph Lauren Corp., Mattel, Inc., Genuine Parts Co. and V.F. Corp.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2015 (UNAUDITED)

Relative to the Russell 3000(R) Index, the equity portion of the Fund also outperformed in the Energy sector and lagged in the Industrials sector. The Fund was underweight the Energy sector and avoided poor performing selections in the Russell 3000(R) Index such as Kinder Morgan, Inc., Devon Energy Corp., Anadarko Petroleum Corp. and Williams Cos. Inc. In the Industrials sector, the Fund was overweight poor performing selections in the Russell 3000(R) Index such as Cummins Inc., Union Pacific Corp., MSC Industrial Direct Co., Inc. and CLARCOR Inc.

The Fund's top five equity contributors to performance were Hormel Foods Corp., HCC Insurance Holdings Inc., Public Storage, Equifax Inc. and Dr Pepper Snapple Group Inc. The top five detractors from performance were Cummins Inc., Union Pacific Corp., MSC Industrial Direct Co. Inc., Franklin Resources Inc. and Wal-Mart Inc.

As we look forward to 2016, we remain positive on U.S. equities. Despite an unclear picture over global GDP growth, the U.S. plow horse economy continues to plod along at acceptable GDP growth rates. We believe cheaper oil and low unemployment rates should keep consumer confidence high. Factoring in the recent hike in the fed funds rate, the Fed continues to remain accommodative. The equity portion of the Fund will remain consistent in its aim to provide capital appreciation, below market risk and above market dividend yield.

FIXED INCOME COMMENTARY

The investment-grade corporate bond market had a difficult 2015. Increased mergers and acquisitions ("M&A") activity, along with a surge in debt-financed share repurchase activity, resulted in a flood of new issue supply which the market struggled to digest. Additionally, concerns about slowing global growth and falling commodity prices pushed credit spreads wider, most notably in the Energy and Metals & Mining sectors. On the positive side, the Fed held off on raising short-term interest rates for longer than had been expected, which helped U.S. Treasury yields to increase much less than many market participants had feared.

For the year ended December 31, 2015, Treasuries outperformed corporate bonds due to strong foreign demand, a dovish Fed, continuing U.S. dollar strength, and, perhaps most significantly, a benign inflation outlook. Although the employment picture has continued to improve, the anticipated uptick in wage inflation has yet to materialize. Lower energy and import prices, while seen as more temporary, have also kept inflation from accelerating.

Corporate spreads began the year with an impressive tightening, reaching tight levels for the year toward the end of March, before heavy new issue supply and renewed concerns about the economy caused credit spreads to widen. Treasuries sold off going into May, which should have helped support spreads as all-in-yields became more attractive, but unfortunately, new corporate supply prevented a spread rally. Spread widening was then exacerbated by fund outflows resulting primarily from expectations that the Fed would commence tightening at the September meeting. As it turned out, the late summer selloff in China caused the Fed to hold off on raising interest rates until mid-December. However, the associated further declines in commodity prices, lower Treasury yields, and ongoing dollar strength (which has hurt U.S. export sectors) - along with a large forward new issuance calendar - continued to pressure corporate bond spreads going into year end. As measured by the Barclays U.S. Corporate Investment Grade Index, spreads widened 34 basis points to 165 at year end.

The total return for the bond portion of the Fund outperformed the Barclays U.S. Corporate Investment-Grade Index. The Fund's relative outperformance was the result of its underweighting the Energy and Basic Industry sectors, as well as security selection within the Technology & Electronics category. An additional positive contributor to performance was the Fund's underweighting duration, particularly at the long end of the curve.

Looking into 2016, we have a positive, though measured, outlook for investment-grade credit. Investment-grade credit spreads have now widened for two years in a row, providing more attractive valuations. Moreover, now that the Fed has begun to tighten monetary policy, we anticipate an orderly increase in interest rates and a flattening of the yield curve. Higher interest rates, more attractive credit spreads, and a significant yield advantage relative to overseas markets should help support the investment-grade market. We further anticipate some stability in energy prices to emerge in the back-half of the year. Nonetheless, we believe that M&A-induced supply will continue to come to market, global growth concerns are unlikely to abate, and corporate earnings should continue to be under pressure. As such, our base case is for flat to slightly wider credit spreads and moderately higher Treasury yields, which should result in modestly positive total and excess returns for the investment-grade corporate bond market. Accordingly, our focus for the portfolio will be on more defensive issuers, having strong cash flow, good debt coverage ratios, and less exposure to potentially debt-funded shareholder friendly activity.

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--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2015 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                      PERIOD ENDED DECEMBER 31, 2015

                                                                                   1 YEAR
                                                                                   ANNUAL      SINCE INCEPTION AVERAGE
                                                             INCEPTION DATE     TOTAL RETURN     ANNUAL TOTAL RETURN

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
  PORTFOLIO - CLASS I                                            5/1/12             0.09%               7.33%
Blended Index (a)                                                                   0.13%               8.05%
Barclays U.S. Corporate Investment-Grade Index (b)                                 -0.68%               3.08%
Russell 3000(R) Index (c)                                                           0.48%              12.90%
Secondary Blended Index (d)                                                         0.50%               8.31%
Dow Jones Equal Weighted U.S. Issued Corporate Bond
  Index(SM) (e)                                                                    -0.19%               3.42%
Dow Jones U.S. Total Stock Market Index(SM) (f)                                     0.43%              12.81%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                   1 YEAR
                                                                                   ANNUAL      SINCE INCEPTION AVERAGE
                                                             INCEPTION DATE     TOTAL RETURN     ANNUAL TOTAL RETURN

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
  PORTFOLIO - CLASS II                                           5/1/14             0.25%               4.72%
Blended Index (a)                                                                   0.13%               3.91%
Barclays U.S. Corporate Investment-Grade Index (b)                                 -0.68%               1.26%
Russell 3000(R) Index (c)                                                           0.48%               6.30%
Secondary Blended Index (d)                                                         0.50%               4.34%
Dow Jones Equal Weighted U.S. Issued Corporate Bond
  Index(SM) (e)                                                                    -0.19%               1.88%
Dow Jones U.S. Total Stock Market Index(SM) (f)                                     0.43%               6.23%
----------------------------------------------------------------------------------------------------------------------


(a) The Blended Index returns are a 50/50 split between the Russell 3000(R) Index and the Barclays U.S. Corporate Investment-Grade Index returns.

(b) Barclays U.S. Corporate Investment-Grade Index measures the performance of investment grade U.S. corporate bonds. The index includes all publicly issued, dollar-denominated corporate bonds with a minimum of $250 million par outstanding that are investment grade-rated (Baa3/BBB- or higher). The index excludes bonds having less than one year to final maturity as well as floating rate bonds, non-registered private placements, structured notes, hybrids, and convertible securities. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(c) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(d) The Secondary Blended Index return is a 50/50 split between the Dow Jones U.S. Total Stock Market Index(SM) and the Dow Jones Equal Weighted U.S. Issued Corporate Bond Index(SM) returns.

(e) The Dow Jones Equal Weighted U.S. Issued Corporate Bond Index(SM) measures the return of readily tradable, high-grade U.S. corporate bonds. The index includes an equally weighted basket of 96 recently issued investment-grade corporate bonds with laddered maturities. (The index reflects no deduction for fees, expenses or taxes).

(f) The Dow Jones U.S. Total Stock Market Index(SM) measures all U.S. equity securities that have readily available prices. (The index reflects no deduction for fees, expenses or taxes).

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.


                                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                             May 1, 2012 - December 31, 2015

                                                                                              Dow Jones
                 First Trust/Dow                  Barclays U.S.                            Equal Weighted      Dow Jones
                Jones Dividend &                    Corporate       Russell    Secondary     U.S. Issued       U.S. Total
                Income Allocation     Blended    Investment-Grade   3000(R)     Blended    Corporate Bond     Stock Market
               Portfolio - Class I     Index          Index          Index       Index        Index(SM)        Index(SM)
5/1/2012             $10,000          $10,000        $10,000        $10,000     $10,000        $10,000          $10,000
6/30/2012             10,020            9,925         10,135          9,701       9,933         10,152            9,702
12/31/2012            10,438           10,495         10,636         10,331      10,519         10,677           10,322
6/30/2013             10,904           11,026         10,273         11,784      11,047         10,290           11,786
12/31/2013            11,770           12,055         10,472         13,798      12,088         10,523           13,777
6/30/2014             12,318           12,823         11,067         14,756      12,844         11,083           14,733
12/31/2014            12,951           13,269         11,254         15,531      13,336         11,336           15,493
6/30/2015             12,989           13,350         11,150         15,832      13,409         11,215           15,790
12/31/2015            12,962           13,286         11,177         15,606      13,402         11,315           15,559

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2015 (UNAUDITED)

------------------------------------------------------
                                           % OF TOTAL
TOP EQUITY HOLDINGS                        INVESTMENTS
------------------------------------------------------
Airgas, Inc.                                   0.6%
Hormel Foods Corp.                             0.5
Dow Chemical (The) Co.                         0.4
Roper Industries, Inc.                         0.4
Dr. Pepper Snapple Group, Inc.                 0.4
Littelfuse, Inc.                               0.4
Public Storage                                 0.4
Sherwin-Williams (The) Co.                     0.4
Cardinal Health, Inc.                          0.4
International Flavors & Fragrances, Inc.       0.4
------------------------------------------------------
  Total                                        4.3%
                                              =====

------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                          INVESTMENTS
------------------------------------------------------
Common Stocks:
  Financials                                  16.1%
  Industrials                                 14.2
  Information Technology                       7.2
  Consumer Staples                             5.8
  Consumer Discretionary                       5.7
  Materials                                    4.1
  Health Care                                  2.3
  Energy                                       1.2
------------------------------------------------------
Total Common Stocks                           56.6
------------------------------------------------------
Corporate Bonds & Notes:
  Financials                                  12.5
  Utilities                                    4.0
  Industrials                                  3.0
  Health Care                                  2.9
  Energy                                       2.9
  Information Technology                       2.8
  Consumer Discretionary                       2.5
  Consumer Staples                             2.3
  Telecommunication Services                   2.0
  Materials                                    0.7
------------------------------------------------------
Total Corporate Bonds & Notes                 35.6
------------------------------------------------------
U.S. Government Bonds & Notes                  6.7
------------------------------------------------------
Foreign Corporate Bonds & Notes:
  Financials                                   0.6
  Health Care                                  0.4
  Energy                                       0.1
  Materials                                    0.0*
------------------------------------------------------
Total Foreign Corporate Bonds & Notes          1.1
------------------------------------------------------
  Total                                      100.0%
                                             ======

* Amount is less than 0.1%.

------------------------------------------------------
                                            % OF TOTAL
TOP FIXED-INCOME HOLDINGS BY ISSUER        INVESTMENTS
------------------------------------------------------
U.S. Government                                6.7%
Bank of America Corp.                          1.6
Goldman Sachs Group (The), Inc.                1.5
Morgan Stanley                                 1.3
Wells Fargo & Co.                              1.3
Citigroup, Inc.                                1.2
JPMorgan Chase & Co.                           1.2
Verizon Communications, Inc.                   1.1
AT&T, Inc.                                     1.0
UnitedHealth Group, Inc.                       0.7
------------------------------------------------------
  Total                                       17.6%
                                              =====

------------------------------------------------------
                                           % OF TOTAL
                                          FIXED-INCOME
CREDIT QUALITY(1)                         INVESTMENTS
------------------------------------------------------
AAA                                           17.0%
AA+                                            2.9
AA                                             3.5
AA-                                            7.4
A+                                             8.1
A                                             24.1
A-                                            15.4
BBB+                                          10.0
BBB                                            5.4
BBB-                                           6.2
------------------------------------------------------
  Total                                      100.0%
                                             ======


(1) The credit quality information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2015 (UNAUDITED)


FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO

For the year ended December 31, 2015, the First Trust Multi Income Allocation Portfolio (the "Fund") Class I Shares returned -3.24% versus 0.75% for the Broad Blended Index (60% Barclays U.S. Aggregate Index and 40% Russell 3000(R) Index) and -4.75% for the Multi Asset Class Blended Index (15% Russell 3000(R) Index; 8% BofA Merrill Lynch Fixed Rate Preferred Securities Index; 15% Alerian MLP Index; 15% S&P U.S. REIT Index; 8% BofA Merrill Lynch U.S. High Yield Index; 15% S&P/LSTA Leveraged Loan Index; 8% Barclays U.S. Corporate Investment-Grade Index; 8% BofA Merrill Lynch U.S. MBS Index; and 8% BofA Merrill Lynch U.S. Inflation-Linked Treasury Index).

The Fund invests in nine asset classes which are: dividend-paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), high yield or "junk" bonds, floating-rate loans, corporate bonds, mortgage-backed securities ("MBS") and Treasury Inflation Protected Securities ("TIPS"). The weight assigned to each asset class is determined on a quarterly basis. As of December 31, 2015, the dividend-paying securities were the highest-weighted asset class, while the MBS asset class was the lowest-weighted asset class. As of December 31, 2015, the Fund held approximately 1.9% in cash. The following asset classes had the most positive impact on the overall Fund performance: preferred stocks, dividend-paying stocks, and MBS, while the following asset classes had the most negative impact on the overall Fund performance: MLPs, REITs, and TIPS.

Dividend-paying stocks returned 3.03% (Gross of Fees) and represented 19.6% of the Fund as of December 31, 2015. Throughout the year, there was a benefit from holdings in more growth-oriented dividend-paying stocks as opposed to traditional deep value dividend names. This was especially true in the Consumer Discretionary space. Holdings in Disney, Foot Locker, Home Depot and Starbucks led to a strong selection effect in the sector. Energy was the top sector by relative contribution to return, due largely to strong gains by Valero. As a refiner, Valero is not as directly impacted by falling oil prices as the companies that pump the oil out of the ground. Also contributing positively were the Materials names. Both International Flavors & Fragrances and LyondellBassell outperformed the Materials sector. Having no holdings in the Utilities sector also boosted relative results, as the sector underperformed amid the prospect of higher interest rates in the future. Stock selection in the Financials and Industrials sectors were notable drags on relative performance. Within Financials, asset managers and brokers hurt the returns while Industrial holdings with Energy sector exposure weighed on performance.

The preferred stocks and hybrid capital securities returned 5.73% (Gross of Fees) and represented 6.9% of the Fund as of December 31, 2015. The Fund benefited from security selection and an overweight to retail $25 par preferred securities that outperformed institutional hybrid capital securities due to the positive technicals of exchange-traded fund ("ETF") inflows and net negative redemptions in the retail market. This was partially offset by limited exposure to longer-duration fixed-rate securities, which generally performed the best during the year as interest rates remained low.

The energy infrastructure companies and MLPs returned -22.30% (Gross of Fees) and represented 13.5% of the Fund as of December 31, 2015. Despite increased dividend growth among individual companies with stable cash flows, overall sentiment in the Energy sector and the MLP asset class drove negative price performance that weighed on performance.

REITs returned -2.00% (Gross of Fees) and represented 13.4% of the Fund as of December 31, 2015. REITs underperformed the broader equity market for the year. The underperformance of the asset class came as investors rotated away from more capital-dependent sectors including REITs in anticipation of higher interest rates. On a relative basis, performance suffered from allocation among property types and security selection. The biggest negative impact came from Hotel & Resort REITs, due to both an overweight allocation and poor selection. A positive contribution to relative performance came from superior selection in Office REITs. The top-performing REITs for the year in terms of contribution were Extra Space Storage Inc., Equity LifeStyle Properties, Inc. and CyrusOne, Inc. The bottom-performing REITs were LaSalle Hotel Properties, Host Hotels & Resorts, Inc. and Sabra Health Care REIT, Inc.

High-yield bonds returned 0.22% (Gross of Fees) and represented 6.7% of the Fund as of December 31, 2015. The second half of 2015 was the most challenging credit market we have experienced since the global financial crisis driven by what we viewed as a decoupling of market price volatility from fundamentals. We found that with any hint of negative news for a given company or industry, high-yield bonds or senior loans would experience significant volatility. We believe that this price action was warranted in some specific instances, but generally speaking, was in excess of what we would have expected. At year-end, high-yield bond prices and spreads were at what we believe to be attractive levels, and we

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--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2015 (UNAUDITED)

would expect high-yield bonds to perform well excluding energy and other commodity sectors. Our significant underweight position in energy has proven beneficial in the wake of this decline. Importantly, energy-induced volatility is likely to continue to weigh on the BofA Merrill Lynch U.S. High Yield Index, which we believe further supports the rationale for active decision making, rather than passive, within the high-yield credit market.

Floating-rate loans returned 0.32% (Gross of Fees) and represented 14.2% of the Fund as of December 31, 2015. Our underweight position in the lowest credit quality issues (those rated CCC+ and below) was a benefit to performance as higher credit quality issues outperformed lower rated issues for the period. We believe that with the potential for continued rate hike increases on the horizon, demand for senior loans may increase in the coming year. Based on current valuations we believe senior loans, given their senior secured position in the capital structure, floating interest rate, high-income and limited commodity exposure, are well positioned as we move through 2016.

Corporate bonds returned -1.36% (Gross of Fees) and represented 8.6% of the Fund as of December 31, 2015. The investment-grade corporate bond market had a difficult 2015. Increased mergers and acquisitions ("M&A") activity, along with a surge in debt-financed share repurchase activity, resulted in a flood of new issue supply which the market struggled to digest. Additionally, concerns about slowing global growth and falling commodity prices pushed credit spreads wider, most notably in the Energy and Metals & Mining sectors. On the positive side, the Fed held off on raising short-term interest rates for longer than had been expected - which helped U.S. Treasury yields to increase much less than many market participants had feared. For the year ended December 31, 2015, Treasuries outperformed corporate bonds due to strong foreign demand, a dovish Fed, continuing U.S. dollar strength, and, perhaps most significantly, a benign inflation outlook. Although the employment picture has continued to improve, the anticipated uptick in wage inflation has yet to materialize. Lower energy and import prices, while seen as more temporary, have also kept inflation from accelerating. Corporate spreads began the year with an impressive tightening, reaching tight levels for the year toward the end of March, before heavy new issue supply and renewed concerns about the economy caused credit spreads to widen. Treasuries sold off going into May, which should have helped support spreads as all-in-yields became more attractive, but unfortunately new corporate supply prevented a spread rally. Spread widening was then exacerbated by fund outflows resulting primarily from expectations that the Fed would commence tightening at the September meeting. As it turned out, the late summer selloff in China caused the Fed to hold off on raising interest rates until mid-December. However, the associated further declines in commodity prices, lower Treasury yields, and ongoing dollar strength (which has hurt U.S. export sectors) - along with a large forward new issuance calendar - continued to pressure corporate bond spreads going into year end.

The MBS asset class returned 2.41% (Gross of Fees) and represented 6.5% of the Fund as of December 31, 2015. Although a defensive duration was maintained during 2015, the sleeve improved performance by reducing MBS basis exposure, rotating some MBS exposure out of index and into higher coupon, lower durations pools, maintaining higher cash balances, and increasing its allocation to shorter, high yielding and high credit quality Non-Agency Residential MBS & Commercial MBS.

TIPS returned -1.66% (Gross of Fees) and represented 8.7% of the Fund as of December 31, 2015. Several factors contributed to the performance, including the declining rate of inflation, higher nominal Treasury yields, and lower expectations for long-term future inflation. U.S. inflation, as measured by the consumer price index ("CPI"), was 0.1% on an average annual basis during 2015, down from 1.6% during 2014. Slow global growth and sharply declining commodities prices weighed on the overall inflation rate. Falling CPI inflation lowers the income earned by TIPS. TIPS yields rose during the period with longer-term yields climbing more than short-term yields. Rising interest rates lower bond prices, including prices on TIPS. TIPS with maturities 10 years and greater were the most adversely impacted by higher rates. By comparison, the steepness of the intermediate part of the yield curve helped TIPS maturing in the three to seven year range to post a positive return for the period. Investor expectations for future inflation influence the prices for TIPS. Rising inflation expectations tend to increase the value of TIPS, while falling expectations tend to decrease their value. Inflation expectations, as measured by the 10-year breakeven rate relative to nominal Treasuries, declined to approximately 1.6% during the period.

Heading into 2015, our message to income-oriented investors was that any meaningful increase in economic growth in the U.S. could be accompanied by a rise in interest rates. Fortunately for income-oriented investors, there was no acceleration in economic activity in 2015. Over the first three quarters of 2015, real U.S. GDP growth came in at an annualized 0.6% (Q1'15), 3.9% (Q2'15)

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2015 (UNAUDITED)

and 2.0% (Q3'15), according to the Bureau of Economic Analysis. U.S. real GDP growth exceeded 4.0% (annualized) in two of the four quarters in 2014. The yield on the 10-Year Treasury Note rose from 2.17% on 12/31/14 to 2.27% on 12/31/15, or an increase of just 10 basis points. The one thing the U.S. economy does have in its favor is consistent job growth. Nonfarm payrolls have been positive for 63 consecutive months, according to data from the Bureau of Labor Statistics ("BLS"). From 10/31/10 through 12/31/15, the U.S. created an average of 206,000 new jobs per month. Job growth is an important indicator for the U.S. economy because consumer spending accounts for nearly 70% of annual economic output. The strength in job creation was likely a major factor in the Fed's decision to raise the federal funds target rate on December 16, in our opinion. At a minimum, it bumped the rate up from the 0-0.25% level it had maintained since December 2008. The last time the Fed increased short-term lending rates was June 30, 2006. The Fed did state that there is the potential for additional rate hikes in 2016.

Inflation continues to be relatively subdued. Data from the BLS shows that the CPI headline rate in the U.S. stood at 0.7%, on a year-over-year basis, in December 2015. The CPI core rate, which excludes the more volatile food and energy categories, stood at 2.1% in December. The Fed tends to track this inflation rate more closely than the headline rate. The Fed has stated that its goal is to keep the CPI core rate at or below 2.0%, so it has reached the upper end of its target. The International Monetary Fund ("IMF") updates its forecasts for U.S. and global economic growth throughout the year. In its most recent report, the IMF set its global growth rate estimates for 2016 and 2017 at 3.4% and 3.6%, respectively, both up from 3.0% in 2015, according to its own release. Its 2016 and 2017 estimates for U.S. real GDP growth rates were 2.7% and 2.5%, respectively, both up from 2.1% in 2015. While economic growth rate targets remain modest overall, the key takeaway is that current indicators do not suggest that a recession is looming, in our opinion.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2015 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                      PERIOD ENDED DECEMBER 31, 2015

                                                                                   1 YEAR
                                                                                   ANNUAL      SINCE INCEPTION AVERAGE
                                                             INCEPTION DATE     TOTAL RETURN     ANNUAL TOTAL RETURN

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO - CLASS I          5/1/14            -3.24%               0.71%
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO - CLASS II         5/1/14            -3.01%               0.95%
Broad Blended Index (a)                                                             0.75%               3.91%
Barclays U.S. Aggregate Index (b)                                                   0.57%               2.10%
Russell 3000(R) Index (c)                                                           0.48%               6.30%
Multi Asset Class Blended Index (d)                                                -4.75%              -0.40%
----------------------------------------------------------------------------------------------------------------------


(a) The Broad Blended Index return is split between the Barclays U.S. Aggregate Index (60%) and the Russell 3000(R) Index (40%).

(b) The Barclays U.S. Aggregate Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).

(c) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(d)   The Multi Asset Class Blended Index is weighted to include nine indexes:
      Russell 3000(R) Index (15%), BofA Merrill Lynch Fixed Rate Preferred Securities Index (8%), Alerian MLP Index (15%), S&P U.S. REIT Index (15%), BofA Merrill Lynch U.S. High Yield Index (8%), S&P/LSTA Leveraged Loan Index (15%), Barclays U.S. Corporate Investment-Grade Index (8%), BofA Merrill Lynch U.S. MBS Index (8%), and BofA Merrill Lynch U.S. Inflation-Linked Treasury Index (8%).

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                         May 1, 2014 - December 31, 2015

                First Trust Multi        Broad
                Income Allocation       Blended        Barclays U.S.      Russell 3000(R)       Multi Asset Class
               Portfolio -- Class I      Index        Aggregate Index          Index              Blended Index
5/1/2014             $10,000            $10,000           $10,000             $10,000                $10,000
6/30/2014             10,320             10,245            10,096              10,470                 10,334
12/31/2014            10,457             10,582            10,295              11,020                 10,428
6/30/2015             10,383             10,667            10,284              11,234                 10,278
12/31/2015            10,119             10,662            10,354              11,073                  9,933

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2015 (UNAUDITED)

------------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
------------------------------------------------------
First Trust Senior Loan Fund                  14.5%
iShares iBoxx $ Investment Grade Corporate
  Bond ETF                                     8.8
First Trust Preferred Securities and
  Income ETF                                   7.1
First Trust Tactical High Yield ETF            6.8
iShares MBS ETF                                3.5
Enterprise Products Partners, L.P.             1.2
Magellan Midstream Partners, L.P.              0.8
Spectra Energy Partners, L.P.                  0.8
U.S. Treasury Inflation Indexed Note
  0.13%, 04/15/19                              0.7
U.S. Treasury Inflation Indexed Note
  0.13%, 04/15/17                              0.7
------------------------------------------------------
  Total                                       44.9%
                                             ======


------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                          INVESTMENTS
------------------------------------------------------
Exchange-Traded Funds: Capital Markets        41.6%
Common Stocks:
  Financials                                   4.6
  Information Technology                       3.4
  Utilities                                    3.4
  Consumer Discretionary                       2.9
  Industrials                                  2.7
  Energy                                       2.6
  Health Care                                  2.6
  Consumer Staples                             1.7
  Materials                                    0.7
  Telecommunication Services                   0.3
------------------------------------------------------
Total Common Stocks                           24.9
------------------------------------------------------
Real Estate Investment Trusts:
  Financials                                  13.7
------------------------------------------------------
Total Real Estate Investment Trusts           13.7
------------------------------------------------------
U.S. Government Bonds & Notes                  8.8
------------------------------------------------------
Master Limited Partnerships:
  Energy                                       7.5
  Utilities                                    0.8
  Materials                                    0.4
------------------------------------------------------
Total Master Limited Partnerships              8.7
------------------------------------------------------
U.S. Government Agency Mortgage-Backed
  Securities                                   1.3
------------------------------------------------------
Mortgage-Backed Securities                     1.0
------------------------------------------------------
Asset-Backed Securities                        0.0*
------------------------------------------------------
  Total                                      100.0%
                                             ======


* Amount is less than 0.1%.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2015 (UNAUDITED)


FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO

The First Trust Dorsey Wright Tactical Core Portfolio (the "Fund") Class I Shares, from inception (October 30, 2015) to December 31, 2015 returned -0.60% versus -1.00% for the Blended Index: 60% S&P 500(R) Index and 40% Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any investment borrowings) in exchange-traded funds ("ETFs") and cash and cash equivalents that comprise the Dorsey Wright Tactical Tilt Moderate Core Index (the "Index"). It is expected that a majority of the ETFs in which the Fund invests will be advised by First Trust.

The Index is owned and was developed by Dorsey, Wright & Associates (the "Index Provider"). The Index is constructed pursuant to the Index Provider's proprietary methodology, which takes into account the performance of four distinct assets classes relative to one another. The Index is designed to strategically allocate its investments among (i) domestic equity securities;
(ii) international equity securities; (iii) fixed income securities; and (iv) cash and cash equivalents. The Index will gain exposure to the first three asset classes by investing in ETFs that invest in such assets. The Index Provider has retained Nasdaq, Inc. ("Nasdaq"), to calculate and maintain the Index.

The Index will utilize the Dynamic Asset Level Investing ("DALI") asset allocation process developed by the Index Provider in order to allocate assets over the four asset classes. The asset class allocations are determined using a relative strength methodology that is based upon each asset class's market performance and characteristics that offer the greatest potential to outperform the other asset classes at a given time. Relative strength is a momentum technique that relies on unbiased, unemotional and objective data, rather than biased forecasting and subjective research. Relative strength is a way of recording historic performance patterns, and the Index Provider uses relative strength signals as a trend indicator for current momentum trends of each asset class against the others.

PERFORMANCE OVERVIEW

The Fund's largest contributing holding was the First Trust NYSE Arca Biotechnology Index Fund with a return of 8.3% over the period. The other significant contributing holdings were: First Trust Consumer Staples AlphaDEX(R) Fund and SPDR Nuveen Barclays Municipal Bond ETF. The Fund's largest detracting holding was the First Trust Mid Cap Core AlphaDEX(R) Fund with a return of -4.3% over the period. Other significant detracting holdings were: First Trust Consumer Discretionary AlphaDEX(R) Fund and First Trust Small Cap Growth AlphaDEX(R) Fund.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2015 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                      PERIOD ENDED DECEMBER 31, 2015

                                                                                                   SINCE INCEPTION
                                                                   INCEPTION DATE              CUMULATIVE TOTAL RETURN

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO - CLASS I           10/30/15                         -0.60%
FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO - CLASS II          10/30/15                         -0.50%
Broad Blended Index (a)                                                                                -1.00%
Barclays U.S. Aggregate Index (b)                                                                      -0.59%
S&P 500(R) Index (c)                                                                                   -1.28%
----------------------------------------------------------------------------------------------------------------------


(a) The Broad Blended Index return is split between Barclays U.S. Aggregate Index (40%) and the S&P 500(R) Index (60%).

(b) The Barclays U.S. Aggregate Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).

(c) The S&P 500(R) Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance. (The index reflects no deduction for fees, expenses or taxes).

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      October 30, 2015 - December 31, 2015

               First Trust Dorsey Wright
               Tactical Core Portfolio -                                Barclays U.S.
                        Class I             Broad Blended Index        Aggregate Index          S&P 500(R) Index
10/30/15                $10,000                   $10,000                  $10,000                  $10,000
12/31/15                  9,940                     9,900                    9,941                    9,872

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2015 (UNAUDITED)

------------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
------------------------------------------------------
First Trust NYSE Arca Biotechnology
  Index Fund                                  11.6%
First Trust Small Cap Growth AlphaDEX(R)
  Fund                                        10.4
First Trust Mid Cap Growth AlphaDEX(R)
  Fund                                         9.9
First Trust Dow Jones Internet Index Fund      9.6
First Trust Mid Cap Core AlphaDEX(R) Fund      9.0
First Trust Health Care AlphaDEX(R) Fund       8.9
First Trust Consumer Staples AlphaDEX(R)
  Fund                                         8.4
First Trust Consumer Discretionary
  AlphaDEX(R) Fund                             7.4
iShares Core U.S. Aggregate Bond ETF           6.1
SPDR Nuveen Barclays Municipal Bond ETF        3.8
------------------------------------------------------
  Total                                       85.1%
                                             ======

FIRST TRUST VARIABLE INSURANCE TRUST
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2015 (UNAUDITED)


As a shareholder of First Trust/Dow Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio or First Trust Dorsey Wright Tactical Core Portfolio (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, if any; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month (or shorter) period ended December 31, 2015.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                   HYPOTHETICAL
                                              ACTUAL EXPENSES                              (5% RETURN BEFORE EXPENSES)
                                 ------------------------------------------   ------------------------------------------------------
                                                                EXPENSES                                     EXPENSES
                                   BEGINNING       ENDING     PAID DURING       BEGINNING       ENDING     PAID DURING      ANNUAL-
                                    ACCOUNT       ACCOUNT        PERIOD          ACCOUNT       ACCOUNT        PERIOD         IZED
                                     VALUE         VALUE       7/1/2015-          VALUE         VALUE       7/1/2015-       EXPENSE
                                    7/1/2015     12/31/2015  12/31/2015 (a)      7/1/2015     12/31/2015  12/31/2015 (a)   RATIO (b)
                                 --------------  ----------  --------------   --------------  ----------  --------------   ---------
First Trust/Dow Jones Dividend &
  Income Allocation Portfolio
      Class I                      $ 1,000.00    $ 997.90        $ 6.04         $ 1,000.00    $ 1,019.16      $ 6.11         1.20%
      Class II                     $ 1,000.00    $ 998.40        $ 4.79         $ 1,000.00    $ 1,020.42      $ 4.84         0.95%

First Trust Multi Income Allocation
  Portfolio
      Class I                      $ 1,000.00    $ 974.60        $ 4.13         $ 1,000.00    $ 1,021.02      $ 4.23         0.83%
      Class II                     $ 1,000.00    $ 975.80        $ 2.89         $ 1,000.00    $ 1,022.28      $ 2.96         0.58%

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (July 1, 2015 through December 31, 2015), multiplied by 184/365 (to reflect the one-half year period).

(b) The expense ratios reflect an expense cap. First Trust Multi Income Allocation Portfolio expense ratios reflect an additional waiver. See Note 3 in the Notes to Financial Statements.

                                                                                                   HYPOTHETICAL
                                              ACTUAL EXPENSES                              (5% RETURN BEFORE EXPENSES)
                                 ------------------------------------------   ------------------------------------------------------
                                                                EXPENSES                                     EXPENSES
                                   BEGINNING       ENDING     PAID DURING       BEGINNING       ENDING     PAID DURING      ANNUAL-
                                    ACCOUNT       ACCOUNT        PERIOD          ACCOUNT       ACCOUNT        PERIOD         IZED
                                     VALUE         VALUE      10/30/2015-         VALUE         VALUE      10/30/2015-      EXPENSE
                                   10/30/2015    12/31/2015  12/31/2015 (a)     10/30/2015    12/31/2015  12/31/2015 (a)   RATIO (b)
                                 --------------  ----------  --------------   --------------  ----------  --------------   ---------
First Trust Dorsey Wright Tactical
  Core Portfolio
Class I                            $ 1,000.00    $ 994.00        $ 1.36         $ 1,000.00    $ 1,021.22      $ 4.02         0.79%
Class II                           $ 1,000.00    $ 995.00        $ 0.88         $ 1,000.00    $ 1,022.63      $ 2.60         0.51%

(c) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (October 30, 2015 through December 31, 2015), multiplied by 63/365. Hypothetical expenses are assumed for the most recent half-year period.

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2015

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS -- 55.5%

             AEROSPACE & DEFENSE -- 2.7%
      6,587  Boeing (The) Co..............................................................  $     952,414
      6,253  General Dynamics Corp........................................................        858,912
      9,110  Honeywell International, Inc.................................................        943,523
      4,161  Lockheed Martin Corp.........................................................        903,561
      5,198  Northrop Grumman Corp........................................................        981,435
      7,895  Raytheon Co..................................................................        983,164
      9,694  United Technologies Corp.....................................................        931,303
                                                                                            -------------
                                                                                                6,554,312
                                                                                            -------------
             AUTO COMPONENTS -- 0.4%
      7,930  Lear Corp....................................................................        974,042
                                                                                            -------------
             BANKS -- 2.6%
     22,453  East West Bancorp, Inc.......................................................        933,147
     20,152  PacWest Bancorp..............................................................        868,551
     95,745  Regions Financial Corp.......................................................        919,152
     22,560  SunTrust Banks, Inc..........................................................        966,470
     21,035  U.S. Bancorp.................................................................        897,563
     16,799  Wells Fargo & Co.............................................................        913,194
     16,146  Wintrust Financial Corp......................................................        783,404
                                                                                            -------------
                                                                                                6,281,481
                                                                                            -------------
             BEVERAGES -- 1.2%
     21,503  Coca-Cola (The) Co...........................................................        923,769
     10,912  Dr. Pepper Snapple Group, Inc................................................      1,016,998
      9,148  PepsiCo, Inc.................................................................        914,068
                                                                                            -------------
                                                                                                2,854,835
                                                                                            -------------
             CAPITAL MARKETS -- 1.8%
      7,905  Ameriprise Financial, Inc....................................................        841,250
      2,900  BlackRock, Inc...............................................................        987,508
     23,153  Franklin Resources, Inc......................................................        852,494
     17,886  SEI Investments Co...........................................................        937,226
     12,413  T. Rowe Price Group, Inc.....................................................        887,405
                                                                                            -------------
                                                                                                4,505,883
                                                                                            -------------
             CHEMICALS -- 2.9%
      9,657  Airgas, Inc..................................................................      1,335,756
     20,345  Dow Chemical (The) Co........................................................      1,047,361
      7,862  Ecolab, Inc..................................................................        899,256
      8,354  International Flavors & Fragrances, Inc......................................        999,472
     10,108  Monsanto Co..................................................................        995,840
      8,469  Praxair, Inc.................................................................        867,226
      3,873  Sherwin-Williams (The) Co....................................................      1,005,431
                                                                                            -------------
                                                                                                7,150,342
                                                                                            -------------
             COMMERCIAL SERVICES & SUPPLIES -- 0.7%
     10,060  Cintas Corp..................................................................        915,963
     32,105  Rollins, Inc.................................................................        831,520
                                                                                            -------------
                                                                                                1,747,483
                                                                                            -------------


                        See Notes to Financial Statements                Page 15

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             COMMUNICATIONS EQUIPMENT -- 0.7%
     32,863  Cisco Systems, Inc...........................................................  $     892,395
     16,056  QUALCOMM, Inc................................................................        802,559
                                                                                            -------------
                                                                                                1,694,954
                                                                                            -------------
             CONTAINERS & PACKAGING -- 0.8%
     15,250  Avery Dennison Corp..........................................................        955,565
     22,859  Sonoco Products Co...........................................................        934,247
                                                                                            -------------
                                                                                                1,889,812
                                                                                            -------------
             DISTRIBUTORS -- 0.4%
     10,408  Genuine Parts Co.............................................................        893,943
                                                                                            -------------
             DIVERSIFIED FINANCIAL SERVICES -- 1.1%
      9,303  CME Group, Inc...............................................................        842,852
      5,398  FactSet Research Systems, Inc................................................        877,553
     10,748  Morningstar, Inc.............................................................        864,246
                                                                                            -------------
                                                                                                2,584,651
                                                                                            -------------
             ELECTRICAL EQUIPMENT -- 1.1%
     16,488  AMETEK, Inc..................................................................        883,592
     19,530  Emerson Electric Co..........................................................        934,120
      8,502  Rockwell Automation, Inc.....................................................        872,390
                                                                                            -------------
                                                                                                2,690,102
                                                                                            -------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 1.2%
     16,929  Amphenol Corp., Class A......................................................        884,202
      9,465  Littelfuse, Inc..............................................................      1,012,849
     14,405  TE Connectivity, Ltd.........................................................        930,707
                                                                                            -------------
                                                                                                2,827,758
                                                                                            -------------
             FOOD & STAPLES RETAILING -- 0.7%
      8,942  CVS Health Corp..............................................................        874,260
     13,304  Wal-Mart Stores, Inc.........................................................        815,535
                                                                                            -------------
                                                                                                1,689,795
                                                                                            -------------
             FOOD PRODUCTS -- 2.6%
     20,811  Archer-Daniels-Midland Co....................................................        763,348
      9,389  Hershey (The) Co.............................................................        838,156
     13,627  Hormel Foods Corp............................................................      1,077,623
      9,881  Ingredion, Inc...............................................................        946,995
      7,590  J&J Snack Foods Corp.........................................................        885,525
     10,497  McCormick & Co., Inc.........................................................        898,123
     12,581  Sanderson Farms, Inc.........................................................        975,279
                                                                                            -------------
                                                                                                6,385,049
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 0.4%
     16,929  ResMed, Inc..................................................................        908,918
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES -- 1.1%
      7,885  Aetna, Inc...................................................................        852,526
     11,230  Cardinal Health, Inc.........................................................      1,002,502
      7,437  UnitedHealth Group, Inc......................................................        874,889
                                                                                            -------------
                                                                                                2,729,917
                                                                                            -------------


Page 16                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             HOTELS, RESTAURANTS & LEISURE -- 1.0%
     15,986  Cheesecake Factory (The), Inc................................................  $     737,115
      5,857  Cracker Barrel Old Country Store, Inc........................................        742,843
     15,176  Starbucks Corp...............................................................        911,015
                                                                                            -------------
                                                                                                2,390,973
                                                                                            -------------
             HOUSEHOLD DURABLES -- 0.4%
     21,724  Newell Rubbermaid, Inc.......................................................        957,594
                                                                                            -------------
             HOUSEHOLD PRODUCTS -- 0.7%
     10,283  Church & Dwight Co., Inc.....................................................        872,821
     11,991  Procter & Gamble (The) Co....................................................        952,205
                                                                                            -------------
                                                                                                1,825,026
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES -- 1.5%
      6,086  3M Co........................................................................        916,795
      9,873  Carlisle Cos., Inc...........................................................        875,636
     10,125  Danaher Corp.................................................................        940,410
      5,505  Roper Industries, Inc........................................................      1,044,794
                                                                                            -------------
                                                                                                3,777,635
                                                                                            -------------
             INSURANCE -- 9.2%
      8,343  ACE, Ltd.....................................................................        974,880
     14,841  AFLAC, Inc...................................................................        888,976
     22,602  Allied World Assurance Co. Holdings AG.......................................        840,568
     14,813  Allstate (The) Corp..........................................................        919,739
     12,519  American Financial Group, Inc................................................        902,369
      9,736  Aon PLC......................................................................        897,757
     15,245  Argo Group International Holdings, Ltd.......................................        912,261
     10,919  Assurant, Inc................................................................        879,416
     16,059  Axis Capital Holdings, Ltd...................................................        902,837
     16,034  Cincinnati Financial Corp....................................................        948,732
     14,136  Endurance Specialty Holdings, Ltd............................................        904,563
      4,977  Everest Re Group, Ltd........................................................        911,239
     22,080  First American Financial Corp................................................        792,672
     18,844  Hartford Financial Services Group, Inc.......................................        818,960
     16,519  Marsh & McLennan Cos., Inc...................................................        915,979
     19,140  Primerica, Inc...............................................................        903,982
     18,223  Principal Financial Group, Inc...............................................        819,671
     17,580  ProAssurance Corp............................................................        853,157
     28,155  Progressive (The) Corp.......................................................        895,329
      9,522  Reinsurance Group of America, Inc............................................        814,607
      8,114  RenaissanceRe Holdings, Ltd..................................................        918,424
     15,296  Torchmark Corp...............................................................        874,319
      8,668  Travelers (The) Cos., Inc....................................................        978,270
     19,140  Validus Holdings, Ltd........................................................        885,991
     23,751  XL Group PLC.................................................................        930,564
                                                                                            -------------
                                                                                               22,285,262
                                                                                            -------------
             IT SERVICES -- 3.7%
      8,780  Accenture PLC, Class A.......................................................        917,510
     15,166  Amdocs Ltd...................................................................        827,609
     10,735  Automatic Data Processing, Inc...............................................        909,469


                        See Notes to Financial Statements                Page 17

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             IT SERVICES (CONTINUED)
     15,585  Broadridge Financial Solutions, Inc..........................................  $     837,382
      8,205  DST Systems, Inc.............................................................        935,862
      5,950  International Business Machines Corp.........................................        818,839
     12,392  Jack Henry & Associates, Inc.................................................        967,319
      9,573  MasterCard, Inc., Class A....................................................        932,027
     18,111  Paychex, Inc.................................................................        957,891
     12,383  Visa, Inc., Class A..........................................................        960,302
                                                                                            -------------
                                                                                                9,064,210
                                                                                            -------------
             MACHINERY -- 5.4%
     18,092  CLARCOR, Inc.................................................................        898,811
      7,945  Cummins, Inc.................................................................        699,239
     30,721  Donaldson Co., Inc...........................................................        880,464
     12,870  Graco, Inc...................................................................        927,541
     12,099  IDEX Corp....................................................................        926,904
     10,480  Illinois Tool Works, Inc.....................................................        971,286
     25,806  ITT Corp.....................................................................        937,274
     16,454  Lincoln Electric Holdings, Inc...............................................        853,798
     29,163  Mueller Industries, Inc......................................................        790,317
     13,706  Nordson Corp.................................................................        879,240
      8,866  Parker-Hannifin Corp.........................................................        859,825
      5,715  Snap-On, Inc.................................................................        979,722
     12,229  Toro (The) Co................................................................        893,573
      9,091  Valmont Industries, Inc......................................................        963,828
      9,797  Wabtec Corp..................................................................        696,763
                                                                                            -------------
                                                                                               13,158,585
                                                                                            -------------
             MEDIA -- 1.1%
     15,166  Comcast Corp., Class A.......................................................        855,818
     13,091  Omnicom Group, Inc...........................................................        990,465
      8,441  Walt Disney (The) Co.........................................................        886,980
                                                                                            -------------
                                                                                                2,733,263
                                                                                            -------------
             METALS & MINING -- 0.3%
     11,007  Compass Minerals International, Inc..........................................        828,497
                                                                                            -------------
             MULTILINE RETAIL -- 0.2%
     12,030  Nordstrom, Inc...............................................................        599,214
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS -- 1.2%
     10,937  Chevron Corp.................................................................        983,892
     11,603  Exxon Mobil Corp.............................................................        904,454
     11,227  Phillips 66..................................................................        918,369
                                                                                            -------------
                                                                                                2,806,715
                                                                                            -------------
             PERSONAL PRODUCTS -- 0.4%
     10,693  Estee Lauder (The) Cos., Inc., Class A.......................................        941,626
                                                                                            -------------
             PHARMACEUTICALS -- 0.8%
      9,241  Johnson & Johnson............................................................        949,236
     27,465  Pfizer, Inc..................................................................        886,570
                                                                                            -------------
                                                                                                1,835,806
                                                                                            -------------


Page 18                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             PROFESSIONAL SERVICES -- 0.4%
      8,877  Equifax, Inc.................................................................  $     988,632
                                                                                            -------------
             REAL ESTATE INVESTMENT TRUSTS -- 1.2%
     14,800  Post Properties, Inc.........................................................        875,568
     10,867  PS Business Parks, Inc.......................................................        950,102
      4,076  Public Storage...............................................................      1,009,625
                                                                                            -------------
                                                                                                2,835,295
                                                                                            -------------
             ROAD & RAIL -- 1.0%
     12,082  JB Hunt Transport Services, Inc..............................................        886,335
     13,591  Landstar System, Inc.........................................................        797,112
      9,758  Union Pacific Corp...........................................................        763,076
                                                                                            -------------
                                                                                                2,446,523
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.8%
     21,379  Linear Technology Corp.......................................................        907,966
     17,421  Texas Instruments, Inc.......................................................        954,845
                                                                                            -------------
                                                                                                1,862,811
                                                                                            -------------
             SOFTWARE -- 0.7%
      9,720  Intuit, Inc..................................................................        937,980
     23,884  Oracle Corp..................................................................        872,483
                                                                                            -------------
                                                                                                1,810,463
                                                                                            -------------
             SPECIALTY RETAIL -- 1.4%
     30,269  Gap (The), Inc...............................................................        747,645
      7,469  Home Depot (The), Inc........................................................        987,775
     12,078  TJX (The) Cos., Inc..........................................................        856,451
     10,230  Tractor Supply Co............................................................        874,665
                                                                                            -------------
                                                                                                3,466,536
                                                                                            -------------
             TEXTILES, APPAREL & LUXURY GOODS -- 0.7%
     14,030  NIKE, Inc., Class B..........................................................        876,875
     12,647  VF Corp......................................................................        787,276
                                                                                            -------------
                                                                                                1,664,151
                                                                                            -------------
             TRADING COMPANIES & DISTRIBUTORS -- 0.7%
     14,136  MSC Industrial Direct Co., Inc., Class A.....................................        795,433
      4,012  W.W. Grainger, Inc...........................................................        812,791
                                                                                            -------------
                                                                                                1,608,224
                                                                                            -------------
             TRANSPORTATION INFRASTRUCTURE -- 0.3%
     11,554  Macquarie Infrastructure Corp................................................        838,820
                                                                                            -------------
             TOTAL COMMON STOCKS..........................................................    135,089,138
             (Cost $131,382,101)                                                            -------------


                        See Notes to Financial Statements                Page 19

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES -- 35.0%

             AEROSPACE & DEFENSE -- 1.0%
$    50,000  BAE Systems Holdings, Inc. (a)......................    4.75%      10/07/44    $      48,847
    100,000  Boeing (The) Co.....................................    1.65%      10/30/20           97,929
    250,000  Boeing (The) Co.....................................    2.35%      10/30/21          247,987
    100,000  Boeing (The) Co.....................................    2.20%      10/30/22           96,614
    150,000  Boeing (The) Co.....................................    2.50%      03/01/25          144,717
    100,000  Boeing (The) Co.....................................    2.60%      10/30/25           96,917
     25,000  Boeing (The) Co.....................................    6.63%      02/15/38           33,279
    150,000  Boeing (The) Co.....................................    3.50%      03/01/45          138,673
    300,000  Boeing Capital Corp.................................    4.70%      10/27/19          329,316
     50,000  Lockheed Martin Corp................................    2.50%      11/23/20           49,760
     50,000  Lockheed Martin Corp................................    4.70%      05/15/46           51,426
    200,000  Northrop Grumman Corp...............................    5.05%      11/15/40          211,625
    250,000  United Technologies Corp............................    1.80%      06/01/17          251,464
    450,000  United Technologies Corp............................    3.10%      06/01/22          458,386
    100,000  United Technologies Corp............................    6.05%      06/01/36          120,138
    150,000  United Technologies Corp............................    4.50%      06/01/42          151,405
                                                                                            -------------
                                                                                                2,528,483
                                                                                            -------------
             AIR FREIGHT & LOGISTICS -- 0.2%
    100,000  FedEx Corp..........................................    2.30%      02/01/20          100,484
    300,000  FedEx Corp..........................................    3.20%      02/01/25          292,360
     50,000  FedEx Corp..........................................    4.75%      11/15/45           49,734
                                                                                            -------------
                                                                                                  442,578
                                                                                            -------------
             AIRLINES -- 0.2%
    200,000  Southwest Airlines Co...............................    2.75%      11/06/19          201,729
    250,000  Southwest Airlines Co...............................    2.65%      11/05/20          249,010
                                                                                            -------------
                                                                                                  450,739
                                                                                            -------------
             BANKS -- 5.8%
  1,400,000  Bank of America Corp................................    2.60%      01/15/19        1,405,579
    725,000  Bank of America Corp................................    5.70%      01/24/22          818,637
    450,000  Bank of America Corp................................    4.00%      04/01/24          461,026
    100,000  Bank of America Corp................................    4.00%      01/22/25           98,077
    225,000  Bank of America Corp................................    5.88%      02/07/42          263,529
    225,000  Bank of America Corp................................    4.88%      04/01/44          233,882
    550,000  Bank of America N.A.................................    5.30%      03/15/17          572,318
    700,000  Citigroup, Inc. (c).................................    1.20%      07/30/18          700,113
    200,000  Citigroup, Inc......................................    2.50%      09/26/18          201,869
    250,000  Citigroup, Inc......................................    2.40%      02/18/20          247,315
    775,000  Citigroup, Inc......................................    4.50%      01/14/22          831,173
    300,000  Citigroup, Inc......................................    4.30%      11/20/26          299,162
    200,000  Citigroup, Inc......................................    6.13%      08/25/36          228,081
    200,000  Citigroup, Inc......................................    5.88%      01/30/42          230,296
    100,000  Citigroup, Inc......................................    6.68%      09/13/43          123,045
     50,000  Citigroup, Inc......................................    4.65%      07/30/45           50,945
    600,000  HSBC Bank USA N.A...................................    4.88%      08/24/20          655,459
    600,000  HSBC USA, Inc.......................................    1.63%      01/16/18          597,206
    300,000  JPMorgan Chase & Co.................................    2.20%      10/22/19          297,732
    550,000  JPMorgan Chase & Co.................................    4.63%      05/10/21          594,508
    325,000  JPMorgan Chase & Co.................................    3.20%      01/25/23          324,244


Page 20                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BANKS (CONTINUED)
$   400,000  JPMorgan Chase & Co.................................    3.88%      02/01/24    $     411,656
    100,000  JPMorgan Chase & Co.................................    4.13%      12/15/26           99,942
    400,000  JPMorgan Chase & Co.................................    6.40%      05/15/38          510,826
    100,000  JPMorgan Chase & Co.................................    4.85%      02/01/44          106,869
    100,000  JPMorgan Chase & Co.................................    4.95%      06/01/45          100,367
    337,000  JPMorgan Chase Bank N.A.............................    6.00%      10/01/17          360,397
    175,000  PNC Financial Services Group (The), Inc.............    3.90%      04/29/24          179,500
    600,000  Wells Fargo & Co....................................    6.00%      11/15/17          647,288
    325,000  Wells Fargo & Co....................................    2.13%      04/22/19          325,548
    200,000  Wells Fargo & Co....................................    2.15%      01/30/20          198,363
    100,000  Wells Fargo & Co....................................    2.55%      12/07/20           99,577
    900,000  Wells Fargo & Co....................................    3.00%      01/22/21          910,498
    425,000  Wells Fargo & Co....................................    3.30%      09/09/24          423,274
    200,000  Wells Fargo & Co....................................    3.90%      05/01/45          184,887
    100,000  Wells Fargo & Co....................................    4.90%      11/17/45          101,129
    200,000  Wells Fargo Bank N.A................................    5.95%      08/26/36          240,691
                                                                                            -------------
                                                                                               14,135,008
                                                                                            -------------
             BEVERAGES -- 0.6%
    200,000  Anheuser-Busch Inbev Worldwide, Inc.................    2.50%      07/15/22          192,589
    150,000  Coca-Cola (The) Co..................................    1.88%      10/27/20          148,565
    875,000  Coca-Cola (The) Co..................................    3.20%      11/01/23          906,283
    100,000  Coca-Cola (The) Co..................................    2.88%      10/27/25           98,711
                                                                                            -------------
                                                                                                1,346,148
                                                                                            -------------
             BIOTECHNOLOGY -- 1.2%
    400,000  AbbVie, Inc.........................................    1.75%      11/06/17          399,403
    250,000  AbbVie, Inc.........................................    2.50%      05/14/20          247,740
    275,000  AbbVie, Inc.........................................    2.90%      11/06/22          266,454
    150,000  AbbVie, Inc.........................................    3.60%      05/14/25          148,332
    175,000  AbbVie, Inc.........................................    4.40%      11/06/42          164,061
    100,000  AbbVie, Inc.........................................    4.70%      05/14/45           98,131
    350,000  Amgen, Inc..........................................    2.70%      05/01/22          340,128
    200,000  Amgen, Inc..........................................    3.63%      05/22/24          200,284
     50,000  Amgen, Inc..........................................    3.13%      05/01/25           47,593
    200,000  Amgen, Inc..........................................    5.38%      05/15/43          213,255
    175,000  Gilead Sciences, Inc................................    2.35%      02/01/20          175,219
    475,000  Gilead Sciences, Inc................................    3.50%      02/01/25          479,504
     50,000  Gilead Sciences, Inc................................    4.80%      04/01/44           50,312
    125,000  Gilead Sciences, Inc................................    4.50%      02/01/45          122,564
                                                                                            -------------
                                                                                                2,952,980
                                                                                            -------------
             CAPITAL MARKETS -- 2.8%
    300,000  Goldman Sachs Group (The), Inc......................    5.63%      01/15/17          311,681
    625,000  Goldman Sachs Group (The), Inc......................    6.15%      04/01/18          679,056
    400,000  Goldman Sachs Group (The), Inc......................    2.55%      10/23/19          400,204
    300,000  Goldman Sachs Group (The), Inc......................    2.60%      04/23/20          298,022
    600,000  Goldman Sachs Group (The), Inc......................    3.63%      01/22/23          607,751
    600,000  Goldman Sachs Group (The), Inc......................    4.00%      03/03/24          616,897
    150,000  Goldman Sachs Group (The), Inc......................    3.50%      01/23/25          147,705


                        See Notes to Financial Statements                Page 21

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             CAPITAL MARKETS (CONTINUED)
$   400,000  Goldman Sachs Group (The), Inc......................    6.25%      02/01/41    $     478,752
     50,000  Goldman Sachs Group (The), Inc......................    4.75%      10/21/45           49,866
    350,000  Morgan Stanley......................................    2.13%      04/25/18          350,663
    695,000  Morgan Stanley......................................    2.50%      01/24/19          699,305
    400,000  Morgan Stanley......................................    2.65%      01/27/20          399,294
    500,000  Morgan Stanley......................................    5.50%      07/28/21          560,864
    300,000  Morgan Stanley......................................    3.75%      02/25/23          307,759
    450,000  Morgan Stanley......................................    3.88%      04/29/24          459,532
    350,000  Morgan Stanley......................................    6.38%      07/24/42          434,322
    100,000  State Street Corp...................................    3.55%      08/18/25          103,268
                                                                                            -------------
                                                                                                6,904,941
                                                                                            -------------
             CHEMICALS -- 0.4%
    525,000  Dow Chemical (The) Co...............................    8.55%      05/15/19          619,252
    200,000  Dow Chemical (The) Co...............................    3.00%      11/15/22          191,756
     25,000  Dow Chemical (The) Co...............................    4.25%      10/01/34           22,633
     75,000  Dow Chemical (The) Co...............................    4.63%      10/01/44           68,053
                                                                                            -------------
                                                                                                  901,694
                                                                                            -------------
             COMMUNICATIONS EQUIPMENT -- 0.4%
    100,000  Cisco Systems, Inc..................................    2.45%      06/15/20          101,013
    100,000  Cisco Systems, Inc..................................    3.00%      06/15/22          101,793
    500,000  Cisco Systems, Inc..................................    3.63%      03/04/24          522,189
    225,000  Cisco Systems, Inc..................................    5.90%      02/15/39          275,009
     25,000  QUALCOMM, Inc.......................................    3.45%      05/20/25           24,008
     25,000  QUALCOMM, Inc.......................................    4.80%      05/20/45           22,262
                                                                                            -------------
                                                                                                1,046,274
                                                                                            -------------
             CONSUMER FINANCE -- 1.9%
     50,000  American Express Co.................................    8.13%      05/20/19           58,999
    450,000  American Express Co.................................    3.63%      12/05/24          441,237
    800,000  American Express Credit Corp........................    2.13%      07/27/18          807,085
    200,000  American Express Credit Corp........................    1.88%      11/05/18          199,553
    150,000  American Express Credit Corp........................    2.60%      09/14/20          150,444
    175,000  Capital One Financial Corp..........................    2.45%      04/24/19          175,455
    550,000  Capital One Financial Corp..........................    3.75%      04/24/24          554,533
    100,000  Capital One Financial Corp..........................    4.20%      10/29/25           98,932
    150,000  Caterpillar Financial Services Corp.................    3.25%      12/01/24          148,900
    400,000  Ford Motor Credit Co., LLC..........................    2.88%      10/01/18          400,833
    200,000  Ford Motor Credit Co., LLC..........................    2.46%      03/27/20          194,090
    100,000  Ford Motor Credit Co., LLC..........................    3.22%      01/09/22           98,008
    725,000  Ford Motor Credit Co., LLC..........................    4.38%      08/06/23          746,195
    200,000  Ford Motor Credit Co., LLC..........................    4.13%      08/04/25          199,674
    400,000  Toyota Motor Credit Corp............................    2.80%      07/13/22          398,500
                                                                                            -------------
                                                                                                4,672,438
                                                                                            -------------
             DIVERSIFIED FINANCIAL SERVICES -- 0.2%
    129,000  General Electric Capital Corp.......................    6.75%      03/15/32          168,823
    100,000  Intercontinental Exchange, Inc......................    2.75%      12/01/20          100,043
    100,000  Intercontinental Exchange, Inc......................    3.75%      12/01/25          100,396
                                                                                            -------------
                                                                                                  369,262
                                                                                            -------------


Page 22                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.0%
$   500,000  AT&T, Inc...........................................    1.70%      06/01/17    $     501,552
     50,000  AT&T, Inc...........................................    2.30%      03/11/19           50,014
    250,000  AT&T, Inc...........................................    2.45%      06/30/20          246,465
    225,000  AT&T, Inc...........................................    3.88%      08/15/21          232,418
    300,000  AT&T, Inc...........................................    3.00%      06/30/22          293,233
    150,000  AT&T, Inc...........................................    3.90%      03/11/24          153,423
    300,000  AT&T, Inc...........................................    3.40%      05/15/25          288,898
    100,000  AT&T, Inc...........................................    4.50%      05/15/35           92,776
    325,000  AT&T, Inc...........................................    4.80%      06/15/44          298,851
    150,000  AT&T, Inc...........................................    4.75%      05/15/46          137,868
    956,000  Verizon Communications, Inc.........................    2.63%      02/21/20          960,257
    325,000  Verizon Communications, Inc.........................    5.15%      09/15/23          357,853
    400,000  Verizon Communications, Inc.........................    3.50%      11/01/24          395,824
    231,000  Verizon Communications, Inc.........................    4.27%      01/15/36          209,223
    249,000  Verizon Communications, Inc.........................    5.01%      08/21/54          228,905
    522,000  Verizon Communications, Inc.........................    4.67%      03/15/55          455,075
                                                                                            -------------
                                                                                                4,902,635
                                                                                            -------------
             ELECTRIC UTILITIES -- 3.4%
    100,000  Alabama Power Co....................................    3.75%      03/01/45           90,073
    675,000  American Electric Power Co., Inc....................    1.65%      12/15/17          670,323
    300,000  Appalachian Power Co................................    4.40%      05/15/44          283,530
    225,000  CenterPoint Energy Houston Electric LLC.............    2.25%      08/01/22          216,337
    295,000  CenterPoint Energy Houston Electric LLC.............    4.50%      04/01/44          305,064
    300,000  Commonwealth Edison Co..............................    3.40%      09/01/21          311,629
    250,000  Commonwealth Edison Co..............................    3.70%      03/01/45          225,439
    575,000  Constellation Energy Group, Inc.....................    5.15%      12/01/20          624,952
    350,000  Duke Energy Carolinas LLC...........................    6.00%      01/15/38          432,648
     50,000  Duke Energy Carolinas LLC...........................    3.75%      06/01/45           46,427
    200,000  Duke Energy Corp....................................    2.10%      06/15/18          200,388
    300,000  Duke Energy Corp....................................    3.55%      09/15/21          306,753
     50,000  Exelon Corp. (a)....................................    3.95%      06/15/25           50,031
     50,000  Exelon Corp. (a)....................................    5.10%      06/15/45           50,555
    350,000  Florida Power & Light Co............................    3.25%      06/01/24          357,735
    210,000  Florida Power & Light Co............................    4.05%      06/01/42          207,324
    410,000  Metropolitan Edison Co. (a).........................    3.50%      03/15/23          403,267
    200,000  MidAmerican Energy Co...............................    3.50%      10/15/24          204,617
    250,000  MidAmerican Energy Co...............................    4.40%      10/15/44          253,407
    125,000  Monongahela Power Co. (a)...........................    5.40%      12/15/43          139,673
    625,000  NV Energy, Inc......................................    6.25%      11/15/20          710,736
    150,000  Ohio Edison Co......................................    6.88%      07/15/36          176,484
    250,000  Pacific Gas & Electric Co...........................    3.50%      06/15/25          253,269
    250,000  Pacific Gas & Electric Co...........................    4.30%      03/15/45          247,641
    195,000  Public Service Electric & Gas Co....................    2.38%      05/15/23          186,875
    275,000  Public Service Electric & Gas Co....................    3.95%      05/01/42          266,108
    200,000  Southern California Edison Co.......................    3.50%      10/01/23          206,545
    200,000  Southern California Edison Co.......................    3.60%      02/01/45          181,602
    100,000  Southwestern Electric Power Co......................    6.20%      03/15/40          118,825
    200,000  Virginia Electric & Power Co........................    3.45%      02/15/24          204,391
    375,000  Virginia Electric & Power Co........................    4.45%      02/15/44          386,626
                                                                                            -------------
                                                                                                8,319,274
                                                                                            -------------


                        See Notes to Financial Statements                Page 23

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             ENERGY EQUIPMENT & SERVICES -- 0.1%
$   100,000  Halliburton Co......................................    3.80%      11/15/25    $      97,491
    100,000  Halliburton Co......................................    5.00%      11/15/45           99,082
                                                                                            -------------
                                                                                                  196,573
                                                                                            -------------
             FOOD & STAPLES RETAILING -- 0.9%
    100,000  CVS Health Corp.....................................    1.90%      07/20/18          100,002
    100,000  CVS Health Corp.....................................    2.80%      07/20/20          100,554
    600,000  CVS Health Corp.....................................    4.00%      12/05/23          624,559
    100,000  CVS Health Corp.....................................    3.88%      07/20/25          102,256
    200,000  CVS Health Corp.....................................    5.13%      07/20/45          211,499
    250,000  Kroger (The) Co.....................................    3.30%      01/15/21          254,089
    300,000  Kroger (The) Co.....................................    5.15%      08/01/43          315,453
    325,000  Wal-Mart Stores, Inc................................    3.30%      04/22/24          335,730
    100,000  Wal-Mart Stores, Inc................................    4.30%      04/22/44          102,195
                                                                                            -------------
                                                                                                2,146,337
                                                                                            -------------
             FOOD PRODUCTS -- 0.5%
     50,000  JM Smucker (The) Co.................................    1.75%      03/15/18           49,791
    200,000  JM Smucker (The) Co.................................    3.50%      03/15/25          199,305
     50,000  JM Smucker (The) Co.................................    4.38%      03/15/45           48,876
    200,000  Kraft Foods Group, Inc..............................    5.00%      06/04/42          202,116
    150,000  Kraft Heinz Foods Co. (a)...........................    2.80%      07/02/20          149,769
    150,000  Kraft Heinz Foods Co. (a)...........................    3.50%      07/15/22          151,248
    200,000  Kraft Heinz Foods Co. (a)...........................    3.95%      07/15/25          202,252
    100,000  Kraft Heinz Foods Co. (a)...........................    5.20%      07/15/45          104,889
                                                                                            -------------
                                                                                                1,108,246
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 0.7%
    210,000  Becton Dickinson and Co.............................    1.80%      12/15/17          209,794
    225,000  Becton Dickinson and Co.............................    2.68%      12/15/19          226,436
    100,000  Becton Dickinson and Co.............................    3.73%      12/15/24          101,039
     50,000  Becton Dickinson and Co.............................    4.69%      12/15/44           50,644
    150,000  Medtronic, Inc......................................    2.50%      03/15/20          151,154
    200,000  Medtronic, Inc......................................    3.15%      03/15/22          202,353
    400,000  Medtronic, Inc......................................    3.50%      03/15/25          403,741
    300,000  Medtronic, Inc......................................    4.63%      03/15/45          310,187
                                                                                            -------------
                                                                                                1,655,348
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES -- 0.7%
    550,000  UnitedHealth Group, Inc.............................    1.63%      03/15/19          544,174
    275,000  UnitedHealth Group, Inc.............................    4.70%      02/15/21          301,151
    550,000  UnitedHealth Group, Inc.............................    2.88%      12/15/21          558,084
     50,000  UnitedHealth Group, Inc.............................    3.75%      07/15/25           51,606
    150,000  UnitedHealth Group, Inc.............................    6.88%      02/15/38          196,556
    100,000  UnitedHealth Group, Inc.............................    4.75%      07/15/45          105,585
                                                                                            -------------
                                                                                                1,757,156
                                                                                            -------------
             HOTELS, RESTAURANTS & LEISURE -- 0.1%
    100,000  McDonald's Corp.....................................    3.70%      01/30/26          100,127
    100,000  McDonald's Corp.....................................    4.88%      12/09/45          101,002
                                                                                            -------------
                                                                                                  201,129
                                                                                            -------------


Page 24                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY         VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             INDEPENDENT POWER AND RENEWABLE ELECTRICITY
                PRODUCERS -- 0.2%
$   525,000  NextEra Energy Capital Holdings, Inc................    2.40%      09/15/19    $     517,708
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES -- 0.2%
    425,000  General Electric Co.................................    4.50%      03/11/44          438,437
                                                                                            -------------
             INSURANCE -- 1.4%
    400,000  American International Group, Inc...................    3.38%      08/15/20          411,701
    200,000  American International Group, Inc...................    4.13%      02/15/24          205,735
     50,000  American International Group, Inc...................    3.88%      01/15/35           44,244
    200,000  American International Group, Inc...................    6.25%      05/01/36          231,672
    200,000  Hartford Financial Services Group (The), Inc........    5.13%      04/15/22          219,940
    150,000  Hartford Financial Services Group (The), Inc........    5.95%      10/15/36          173,101
    425,000  MetLife, Inc........................................    3.60%      04/10/24          436,516
    100,000  MetLife, Inc........................................    3.00%      03/01/25           96,200
     50,000  MetLife, Inc........................................    3.60%      11/13/25           50,412
    300,000  MetLife, Inc........................................    4.88%      11/13/43          315,463
     20,000  MetLife, Inc........................................    4.60%      05/13/46           20,181
    575,000  Prudential Financial, Inc...........................    3.50%      05/15/24          578,429
    275,000  Prudential Financial, Inc...........................    4.60%      05/15/44          274,719
    325,000  Travelers (The) Cos., Inc...........................    6.75%      06/20/36          427,183
                                                                                            -------------
                                                                                                3,485,496
                                                                                            -------------
             IT SERVICES -- 0.4%
    500,000  International Business Machines Corp................    1.63%      05/15/20          487,880
    100,000  International Business Machines Corp................    3.63%      02/12/24          103,050
    100,000  Visa, Inc...........................................    2.20%      12/14/20           99,884
    100,000  Visa, Inc...........................................    2.80%      12/14/22          100,506
    100,000  Visa, Inc...........................................    3.15%      12/14/25          100,248
    100,000  Visa, Inc...........................................    4.15%      12/14/35          101,159
    100,000  Visa, Inc...........................................    4.30%      12/14/45          101,711
                                                                                            -------------
                                                                                                1,094,438
                                                                                            -------------
             MACHINERY -- 0.3%
    650,000  Caterpillar, Inc....................................    3.90%      05/27/21          690,597
                                                                                            -------------
             MEDIA -- 2.0%
    300,000  21st Century Fox America, Inc.......................    3.00%      09/15/22          296,071
    175,000  21st Century Fox America, Inc.......................    5.40%      10/01/43          182,821
     50,000  21st Century Fox America, Inc. (a)..................    4.95%      10/15/45           49,431
    275,000  CBS Corp............................................    2.30%      08/15/19          272,182
    485,000  CCO Safari II LLC (a)...............................    4.91%      07/23/25          485,260
    100,000  CCO Safari II LLC (a)...............................    6.48%      10/23/45          100,426
    500,000  Comcast Corp........................................    2.85%      01/15/23          497,237
    200,000  Comcast Corp........................................    3.38%      08/15/25          202,717
    675,000  Comcast Corp........................................    4.25%      01/15/33          664,465
    100,000  Comcast Corp........................................    4.60%      08/15/45          101,496
    175,000  NBCUniversal Media LLC..............................    2.88%      01/15/23          173,930
    150,000  Time Warner Cable, Inc..............................    6.75%      07/01/18          163,752
    100,000  Time Warner Cable, Inc..............................    4.50%      09/15/42           78,752
    350,000  Time Warner, Inc....................................    4.88%      03/15/20          378,774
    150,000  Time Warner, Inc....................................    3.60%      07/15/25          146,313
    200,000  Time Warner, Inc....................................    6.50%      11/15/36          226,546


                        See Notes to Financial Statements                Page 25

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             MEDIA (CONTINUED)
$    50,000  Time Warner, Inc....................................    4.85%      07/15/45    $      47,795
     50,000  Viacom, Inc.........................................    2.75%      12/15/19           49,370
    125,000  Viacom, Inc.........................................    3.88%      04/01/24          117,333
     50,000  Viacom, Inc.........................................    4.85%      12/15/34           40,952
     50,000  Viacom, Inc.........................................    6.88%      04/30/36           49,664
    100,000  Walt Disney (The) Co................................    2.15%      09/17/20          100,008
    375,000  Walt Disney (The) Co................................    4.13%      06/01/44          383,410
                                                                                            -------------
                                                                                                4,808,705
                                                                                            -------------
             METALS & MINING -- 0.3%
    500,000  Freeport-McMoRan, Inc...............................    2.38%      03/15/18          392,500
    275,000  Newmont Mining Corp.................................    5.13%      10/01/19          286,290
                                                                                            -------------
                                                                                                  678,790
                                                                                            -------------
             MULTI-UTILITIES -- 0.3%
    230,000  Consolidated Edison Co. of New York, Inc............    3.30%      12/01/24          229,960
    335,000  Consolidated Edison Co. of New York, Inc............    4.45%      03/15/44          335,529
     50,000  Dominion Gas Holdings LLC...........................    2.50%      12/15/19           49,974
    200,000  Dominion Resources, Inc.............................    5.20%      08/15/19          217,883
                                                                                            -------------
                                                                                                  833,346
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS -- 2.7%
    175,000  Chevron Corp........................................    2.19%      11/15/19          175,019
    200,000  Chevron Corp........................................    1.96%      03/03/20          197,205
    150,000  Chevron Corp........................................    3.33%      11/17/25          151,217
    200,000  ConocoPhillips......................................    5.75%      02/01/19          216,564
    225,000  ConocoPhillips......................................    6.50%      02/01/39          237,540
    350,000  ConocoPhillips Co...................................    2.40%      12/15/22          318,239
     50,000  ConocoPhillips Co...................................    4.15%      11/15/34           43,428
    160,000  Continental Resources, Inc..........................    4.50%      04/15/23          115,120
    100,000  Continental Resources, Inc..........................    4.90%      06/01/44           60,472
    325,000  Devon Energy Corp...................................    3.25%      05/15/22          276,647
    100,000  Devon Energy Corp...................................    5.85%      12/15/25           97,435
    175,000  Devon Energy Corp...................................    5.60%      07/15/41          132,658
     50,000  Enbridge Energy Partners L.P........................    4.38%      10/15/20           48,828
    185,000  Enbridge Energy Partners L.P........................    5.50%      09/15/40          141,840
     50,000  Enbridge Energy Partners L.P........................    7.38%      10/15/45           48,044
     50,000  Energy Transfer Partners L.P........................    4.15%      10/01/20           46,173
    300,000  Energy Transfer Partners L.P........................    3.60%      02/01/23          247,320
     50,000  Energy Transfer Partners L.P........................    4.05%      03/15/25           41,138
     50,000  Energy Transfer Partners L.P........................    4.75%      01/15/26           42,134
    175,000  Energy Transfer Partners L.P........................    6.50%      02/01/42          142,723
     50,000  Energy Transfer Partners L.P........................    6.13%      12/15/45           40,803
    200,000  Enterprise Products Operating LLC...................    1.65%      05/07/18          195,221
    400,000  Enterprise Products Operating LLC...................    3.70%      02/15/26          359,538
    250,000  Enterprise Products Operating LLC...................    4.90%      05/15/46          205,023
    150,000  Exxon Mobil Corp....................................    2.71%      03/06/25          146,853
    200,000  Exxon Mobil Corp....................................    3.57%      03/06/45          188,468
    175,000  Kinder Morgan Energy Partners L.P...................    6.95%      01/15/38          150,699
    300,000  Kinder Morgan, Inc..................................    3.05%      12/01/19          277,904
    300,000  Kinder Morgan, Inc..................................    4.30%      06/01/25          259,686


Page 26                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS (CONTINUED)
$    50,000  Kinder Morgan, Inc..................................    5.05%      02/15/46    $      37,202
    750,000  ONEOK Partners L.P..................................    2.00%      10/01/17          716,696
    175,000  ONEOK Partners L.P..................................    3.38%      10/01/22          142,153
     50,000  ONEOK Partners L.P..................................    4.90%      03/15/25           42,186
     75,000  Phillips 66.........................................    4.30%      04/01/22           77,265
     75,000  Phillips 66.........................................    5.88%      05/01/42           75,428
     50,000  Pioneer Natural Resources Co........................    3.45%      01/15/21           46,220
    400,000  Pioneer Natural Resources Co........................    3.95%      07/15/22          365,672
     50,000  Pioneer Natural Resources Co........................    4.45%      01/15/26           45,109
    350,000  Spectra Energy Capital LLC..........................    3.30%      03/15/23          299,905
    125,000  Valero Energy Corp..................................    6.63%      06/15/37          126,036
     50,000  Valero Energy Corp..................................    4.90%      03/15/45           41,842
                                                                                            -------------
                                                                                                6,619,653
                                                                                            -------------
             PHARMACEUTICALS -- 0.2%
     75,000  Merck & Co, Inc.....................................    1.85%      02/10/20           74,694
     50,000  Merck & Co, Inc.....................................    3.70%      02/10/45           46,292
    250,000  Pfizer, Inc.........................................    3.40%      05/15/24          256,761
    150,000  Pfizer, Inc.........................................    4.40%      05/15/44          152,704
                                                                                            -------------
                                                                                                  530,451
                                                                                            -------------
             REAL ESTATE INVESTMENT TRUSTS -- 0.1%
    275,000  Boston Properties L.P...............................    3.85%      02/01/23          281,049
                                                                                            -------------
             ROAD & RAIL -- 1.1%
    350,000  Burlington Northern Santa Fe LLC....................    3.00%      03/15/23          345,469
    200,000  Burlington Northern Santa Fe LLC....................    5.15%      09/01/43          211,722
    200,000  CSX Corp............................................    6.25%      03/15/18          217,756
    425,000  CSX Corp............................................    3.40%      08/01/24          423,319
    200,000  CSX Corp............................................    4.50%      08/01/54          182,235
    425,000  Ryder System, Inc...................................    2.45%      09/03/19          419,048
    300,000  Ryder System, Inc...................................    2.65%      03/02/20          295,411
    300,000  Union Pacific Corp..................................    3.75%      03/15/24          315,059
     70,000  Union Pacific Corp..................................    4.85%      06/15/44           76,147
    150,000  Union Pacific Corp..................................    4.15%      01/15/45          149,206
                                                                                            -------------
                                                                                                2,635,372
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.4%
    100,000  Intel Corp..........................................    3.10%      07/29/22          102,062
    375,000  Intel Corp..........................................    2.70%      12/15/22          371,348
    100,000  Intel Corp..........................................    3.70%      07/29/25          103,558
    160,000  Intel Corp..........................................    4.80%      10/01/41          167,170
    150,000  Intel Corp..........................................    4.90%      07/29/45          158,921
                                                                                            -------------
                                                                                                  903,059
                                                                                            -------------
             SOFTWARE -- 1.0%
    150,000  Microsoft Corp......................................    1.30%      11/03/18          149,795
     75,000  Microsoft Corp......................................    1.85%      02/12/20           75,188
    150,000  Microsoft Corp......................................    2.00%      11/03/20          150,145
    200,000  Microsoft Corp......................................    2.38%      02/12/22          197,578
    150,000  Microsoft Corp......................................    2.65%      11/03/22          149,988
    150,000  Microsoft Corp......................................    3.63%      12/15/23          157,789


                        See Notes to Financial Statements                Page 27

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             SOFTWARE (CONTINUED)
$   200,000  Microsoft Corp......................................    3.13%      11/03/25    $     201,309
     75,000  Microsoft Corp......................................    4.88%      12/15/43           81,504
    200,000  Microsoft Corp......................................    4.45%      11/03/45          206,756
    100,000  Oracle Corp.........................................    2.50%      05/15/22           98,237
    200,000  Oracle Corp.........................................    3.63%      07/15/23          207,080
    250,000  Oracle Corp.........................................    3.40%      07/08/24          254,136
    400,000  Oracle Corp.........................................    5.38%      07/15/40          445,925
                                                                                            -------------
                                                                                                2,375,430
                                                                                            -------------
             SPECIALTY RETAIL -- 0.4%
    600,000  Home Depot (The), Inc...............................    4.40%      04/01/21          661,199
     50,000  Home Depot (The), Inc...............................    3.35%      09/15/25           51,155
    200,000  Home Depot (The), Inc...............................    5.40%      09/15/40          233,563
                                                                                            -------------
                                                                                                  945,917
                                                                                            -------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 0.5%
    250,000  Apple, Inc..........................................    2.85%      05/06/21          256,214
    375,000  Apple, Inc..........................................    2.40%      05/03/23          365,753
     50,000  Apple, Inc..........................................    3.85%      05/04/43           46,179
    100,000  Apple, Inc..........................................    4.45%      05/06/44          101,100
     50,000  Apple, Inc..........................................    3.45%      02/09/45           43,160
     50,000  Hewlett Packard Enterprise Co. (a)..................    2.45%      10/05/17           49,979
     50,000  Hewlett Packard Enterprise Co. (a)..................    2.85%      10/05/18           50,005
    100,000  Hewlett Packard Enterprise Co. (a)..................    3.60%      10/15/20          100,337
     50,000  Hewlett Packard Enterprise Co. (a)..................    4.40%      10/15/22           49,880
    100,000  Hewlett Packard Enterprise Co. (a)..................    4.90%      10/15/25           98,249
     50,000  Hewlett Packard Enterprise Co. (a)..................    6.35%      10/15/45           47,621
                                                                                            -------------
                                                                                                1,208,477
                                                                                            -------------
             TEXTILES, APPAREL & LUXURY GOODS -- 0.0%
    100,000  NIKE, Inc...........................................    3.88%      11/01/45           96,752
                                                                                            -------------
             TOBACCO -- 0.4%
    200,000  Altria Group, Inc...................................   10.20%      02/06/39          328,928
    100,000  Reynolds American, Inc..............................    4.00%      06/12/22          104,105
    200,000  Reynolds American, Inc..............................    4.45%      06/12/25          209,561
    250,000  Reynolds American, Inc..............................    5.85%      08/15/45          278,957
                                                                                            -------------
                                                                                                  921,551
                                                                                            -------------
             TOTAL CORPORATE BONDS AND NOTES..............................................     85,102,471
             (Cost $86,897,751)                                                             -------------

U.S. GOVERNMENT BONDS AND NOTES -- 6.5%

    275,000  U.S. Treasury Bond..................................    5.38%      02/15/31          373,028
  1,630,000  U.S. Treasury Bond..................................    4.50%      02/15/36        2,089,616
  1,425,000  U.S. Treasury Bond..................................    2.88%      08/15/45        1,384,309
    300,000  U.S. Treasury Note..................................    0.63%      09/30/17          297,961
  1,125,000  U.S. Treasury Note (b)..............................    0.88%      10/15/17        1,121,770
  3,000,000  U.S. Treasury Note..................................    1.38%      09/30/18        3,010,020
  3,150,000  U.S. Treasury Note..................................    1.63%      11/30/20        3,131,604
  3,225,000  U.S. Treasury Note..................................    2.00%      11/30/22        3,207,740


Page 28                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT BONDS AND NOTES (CONTINUED)

$ 1,285,000  U.S. Treasury Note..................................    2.25%      11/15/25    $   1,282,264
                                                                                            -------------
             TOTAL U.S. GOVERNMENT BONDS AND NOTES........................................     15,898,312
             (Cost $16,077,180)                                                             -------------

FOREIGN CORPORATE BONDS AND NOTES -- 1.1%

             CAPITAL MARKETS -- 0.1%
    200,000  Credit Suisse.......................................    5.40%      01/14/20          219,182
                                                                                            -------------
             CHEMICALS -- 0.1%
    175,000  LYB International Finance, B.V......................    4.88%      03/15/44          160,395
    100,000  LyondellBasell Industries N.V.......................    4.63%      02/26/55           81,421
                                                                                            -------------
                                                                                                  241,816
                                                                                            -------------
             CONSUMER FINANCE -- 0.4%
    583,000  GE Capital International Funding Co. (a)............    0.96%      04/15/16          583,287
    444,000  GE Capital International Funding Co. (a)............    4.42%      11/15/35          453,994
                                                                                            -------------
                                                                                                1,037,281
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS -- 0.1%
    125,000  Encana Corp.........................................    6.63%      08/15/37          101,386
    100,000  Encana Corp.........................................    5.15%      11/15/41           67,077
                                                                                            -------------
                                                                                                  168,463
                                                                                            -------------
             PHARMACEUTICALS -- 0.4%
    150,000  Actavis Funding SCS.................................    2.35%      03/12/18          150,236
    375,000  Actavis Funding SCS.................................    3.00%      03/12/20          375,639
    200,000  Actavis Funding SCS.................................    3.45%      03/15/22          200,489
    150,000  Actavis Funding SCS.................................    3.80%      03/15/25          149,521
     50,000  Actavis Funding SCS.................................    4.75%      03/15/45           48,942
                                                                                            -------------
                                                                                                  924,827
                                                                                            -------------
             TOTAL FOREIGN CORPORATE BONDS AND NOTES......................................      2,591,569
             (Cost $2,713,523)                                                              -------------

             TOTAL INVESTMENTS - 98.1%....................................................    238,681,490
             (Cost $237,070,555) (d)

             NET OTHER ASSETS AND LIABILITIES - 1.9%......................................      4,578,646
                                                                                            -------------
             NET ASSETS - 100.0%..........................................................  $ 243,260,136
                                                                                            =============

-----------------------------

(a) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgement. At December 31, 2015, securities noted as such amounted to $3,369,000 or 1.38% of net assets.

(b) All or a portion of this security is segregated as collateral for open futures contracts.

(c) Floating rate security. The interest rate shown reflects the rate in effect at December 31, 2015.

(d) Aggregate cost for federal income tax purposes is $237,308,850. As of December 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $10,369,707 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,997,067.


                        See Notes to Financial Statements                Page 29

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2015 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2          LEVEL 3
                                                         TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                        VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                            12/31/2015         PRICES           INPUTS           INPUTS
--------------------------------------------------    ------------     ------------     ------------     ------------
Common Stocks*....................................    $135,089,138     $135,089,138     $         --     $         --
Corporate Bonds and Notes*........................      85,102,471               --       85,102,471               --
U.S. Government Bonds and Notes...................      15,898,312               --       15,898,312               --
Foreign Corporate Bonds and Notes*................       2,591,569               --        2,591,569               --
                                                      ------------     ------------     ------------     ------------
Total Investments.................................    $238,681,490     $135,089,138     $103,592,352     $         --
                                                      ------------     ------------     ------------     ------------
Other Financial Instruments:
Futures Contracts**...............................          22,805           22,805               --               --
                                                      ------------     ------------     ------------     ------------
Total.............................................    $238,704,295     $135,111,943     $103,592,352     $         --
                                                      ============     ============     ============     ============

*     See Portfolio of Investments for industry breakout.

** Includes cumulative appreciation/depreciation on futures contracts as presented on the Statements of Operations. Only the current day's variation margin is presented on the Statements of Assets and Liabilities.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2015.

OPEN FUTURES CONTRACTS AT DECEMBER 31, 2015 (see Note 2D -- Futures Contracts in the Notes to Financial Statements):

                                                                                                          UNREALIZED
                                                       NUMBER OF        EXPIRATION        NOTIONAL       APPRECIATION/
SHORT FUTURES CONTRACTS                                CONTRACTS          MONTH            VALUE        (DEPRECIATION)
--------------------------------------------------    ------------     ------------     ------------     ------------
U.S. Treasury 5-Year Notes                                 16            Mar-2016       $  1,893,125     $      4,180
U.S. Treasury 10-Year Notes                                71            Mar-2016          8,939,344           19,969
U.S. Treasury Ultra Long Term Bond Futures                  2            Mar-2016            317,375           (1,344)
                                                                                        ------------     ------------
Total Futures Contracts                                                                 $ 11,149,844     $     22,805
                                                                                        ============     ============


Page 30                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2015

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS -- 41.0%

             CAPITAL MARKETS -- 41.0%
     45,430  First Trust Preferred Securities and Income ETF (a)..........................  $     860,898
     37,730  First Trust Senior Loan Fund (a).............................................      1,771,046
     17,680  First Trust Tactical High Yield ETF (a)......................................        830,430
        240  iShares 20+ Year Treasury Bond ETF...........................................         28,949
        710  iShares 7-10 Year Treasury Bond ETF..........................................         74,969
      9,390  iShares iBoxx $ Investment Grade Corporate Bond ETF..........................      1,070,554
      3,980  iShares MBS ETF..............................................................        428,646
                                                                                            -------------
             TOTAL EXCHANGE-TRADED FUNDS..................................................      5,065,492
             (Cost $5,252,556)                                                              -------------

COMMON STOCKS -- 24.5%

             AEROSPACE & DEFENSE -- 1.2%
        342  Boeing (The) Co..............................................................         49,450
        332  General Dynamics Corp........................................................         45,604
        478  Honeywell International, Inc.................................................         49,506
                                                                                            -------------
                                                                                                  144,560
                                                                                            -------------
             AUTO COMPONENTS -- 0.3%
        933  Johnson Controls, Inc........................................................         36,844
                                                                                            -------------
             AUTOMOBILES -- 0.4%
        373  Toyota Motor Corp., ADR......................................................         45,894
                                                                                            -------------
             BANKS -- 1.6%
        824  JPMorgan Chase & Co..........................................................         54,409
      1,127  U.S. Bancorp.................................................................         48,089
      1,233  Webster Financial Corp.......................................................         45,855
        991  Wells Fargo & Co.............................................................         53,871
                                                                                            -------------
                                                                                                  202,224
                                                                                            -------------
             BEVERAGES -- 0.4%
        397  Anheuser-Busch InBev N.V., ADR...............................................         49,625
                                                                                            -------------
             CAPITAL MARKETS -- 1.0%
        358  Ameriprise Financial, Inc....................................................         38,098
        124  BlackRock, Inc...............................................................         42,224
      1,300  Invesco Ltd..................................................................         43,524
                                                                                            -------------
                                                                                                  123,846
                                                                                            -------------
             CHEMICALS -- 0.7%
        418  International Flavors & Fragrances, Inc......................................         50,010
        418  LyondellBasell Industries N.V., Class A......................................         36,324
                                                                                            -------------
                                                                                                   86,334
                                                                                            -------------
             COMMUNICATIONS EQUIPMENT -- 0.8%
      1,762  Cisco Systems, Inc...........................................................         47,847
        626  Harris Corp..................................................................         54,399
                                                                                            -------------
                                                                                                  102,246
                                                                                            -------------
             CONSUMER FINANCE -- 0.3%
        543  Capital One Financial Corp...................................................         39,194
                                                                                            -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%
        900  Verizon Communications, Inc..................................................         41,598
                                                                                            -------------

                        See Notes to Financial Statements                Page 31

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             ELECTRIC UTILITIES -- 1.0%
        295  American Electric Power Co., Inc.............................................  $      17,190
        578  Eversource Energy............................................................         29,518
        512  ITC Holdings Corp............................................................         20,096
        503  NextEra Energy, Inc..........................................................         52,257
                                                                                            -------------
                                                                                                  119,061
                                                                                            -------------
             ELECTRICAL EQUIPMENT -- 0.3%
        685  Eaton Corp. PLC..............................................................         35,647
                                                                                            -------------
             ENERGY EQUIPMENT & SERVICES -- 0.2%
        447  Schlumberger Ltd.............................................................         31,178
                                                                                            -------------
             FOOD & STAPLES RETAILING -- 0.9%
        543  CVS Health Corp..............................................................         53,089
        687  Walgreens Boots Alliance, Inc................................................         58,502
                                                                                            -------------
                                                                                                  111,591
                                                                                            -------------
             GAS UTILITIES -- 1.0%
        720  Atmos Energy Corp............................................................         45,389
        324  Chesapeake Utilities Corp....................................................         18,387
        843  New Jersey Resources Corp....................................................         27,785
        360  ONE Gas, Inc.................................................................         18,061
        483  UGI Corp.....................................................................         16,306
                                                                                            -------------
                                                                                                  125,928
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 0.4%
      1,046  Abbott Laboratories..........................................................         46,976
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES -- 1.4%
        534  Aetna, Inc...................................................................         57,736
        564  AmerisourceBergen Corp.......................................................         58,492
        621  Cardinal Health, Inc.........................................................         55,437
                                                                                            -------------
                                                                                                  171,665
                                                                                            -------------
             HOTELS, RESTAURANTS & LEISURE -- 0.6%
      1,157  Starbucks Corp...............................................................         69,455
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES -- 0.4%
        473  Siemens AG, ADR..............................................................         45,491
                                                                                            -------------
             INSURANCE -- 1.5%
      1,447  FNF Group....................................................................         50,168
      1,178  Hartford Financial Services Group (The), Inc.................................         51,196
      1,493  Horace Mann Educators Corp...................................................         49,538
        820  MetLife, Inc.................................................................         39,532
                                                                                            -------------
                                                                                                  190,434
                                                                                            -------------
             IT SERVICES -- 0.5%
        543  Accenture PLC, Class A.......................................................         56,744
                                                                                            -------------
             MACHINERY -- 0.5%
        367  Snap-on, Inc.................................................................         62,915
                                                                                            -------------
             MEDIA -- 0.4%
        491  Walt Disney (The) Co.........................................................         51,594
                                                                                            -------------


Page 32                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             MULTI-UTILITIES -- 1.4%
        142  Alliant Energy Corp..........................................................  $       8,868
        238  CMS Energy Corp..............................................................          8,587
        497  Dominion Resources, Inc......................................................         33,617
        361  National Grid PLC, ADR.......................................................         25,104
        444  NiSource, Inc................................................................          8,662
        643  Public Service Enterprise Group, Inc.........................................         24,878
        341  Sempra Energy................................................................         32,057
        511  WEC Energy Group, Inc........................................................         26,219
                                                                                            -------------
                                                                                                  167,992
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS -- 2.3%
        444  Chevron Corp.................................................................         39,942
      1,384  Enbridge Income Fund Holdings, Inc. (CAD)....................................         28,036
        231  Enbridge, Inc................................................................          7,667
        892  Inter Pipeline Ltd. (CAD)....................................................         14,318
      4,405  Kinder Morgan, Inc...........................................................         65,723
      2,340  TransCanada Corp.............................................................         76,261
        830  Valero Energy Corp...........................................................         58,689
                                                                                            -------------
                                                                                                  290,636
                                                                                            -------------
             PHARMACEUTICALS -- 0.8%
        793  Sanofi, ADR..................................................................         33,821
        921  Teva Pharmaceutical Industries Ltd., ADR.....................................         60,454
                                                                                            -------------
                                                                                                   94,275
                                                                                            -------------
             ROAD & RAIL -- 0.3%
        465  Union Pacific Corp...........................................................         36,363
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.3%
      1,126  Broadcom Corp., Class A......................................................         65,105
      1,279  Intel Corp...................................................................         44,062
        844  Texas Instruments, Inc.......................................................         46,260
                                                                                            -------------
                                                                                                  155,427
                                                                                            -------------
             SOFTWARE -- 0.8%
      1,104  Microsoft Corp...............................................................         61,250
      1,126  Oracle Corp..................................................................         41,133
                                                                                            -------------
                                                                                                  102,383
                                                                                            -------------
             SPECIALTY RETAIL -- 0.9%
        777  Foot Locker, Inc.............................................................         50,575
        461  Home Depot (The), Inc........................................................         60,967
                                                                                            -------------
                                                                                                  111,542
                                                                                            -------------
             TEXTILES, APPAREL & LUXURY GOODS -- 0.3%
        649  VF Corp......................................................................         40,400
                                                                                            -------------
             TOBACCO -- 0.3%
        387  British American Tobacco PLC, ADR............................................         42,744
                                                                                            -------------
             TOTAL COMMON STOCKS..........................................................      3,032,806
             (Cost $3,105,020)                                                              -------------


                        See Notes to Financial Statements                Page 33

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
REAL ESTATE INVESTMENT TRUSTS -- 13.5%

             DIVERSIFIED REITS -- 0.5%
      7,799  Lexington Realty Trust ......................................................  $      62,392
                                                                                            -------------
             HEALTH CARE REITS -- 1.5%
      1,125  National Health Investors, Inc...............................................         68,479
      1,899  Omega Healthcare Investors, Inc..............................................         66,427
      2,720  Sabra Health Care REIT, Inc..................................................         55,026
                                                                                            -------------
                                                                                                  189,932
                                                                                            -------------
             HOTEL & RESORT REITS -- 1.7%
      2,116  Chesapeake Lodging Trust.....................................................         53,239
      3,508  Host Hotels & Resorts, Inc...................................................         53,813
      1,972  LaSalle Hotel Properties.....................................................         49,615
      2,200  RLJ Lodging Trust............................................................         47,586
                                                                                            -------------
                                                                                                  204,253
                                                                                            -------------
             INDUSTRIAL REITS -- 1.1%
      1,654  Prologis, Inc................................................................         70,990
      3,060  Terreno Realty Corp..........................................................         69,217
                                                                                            -------------
                                                                                                  140,207
                                                                                            -------------
             OFFICE REITS -- 0.7%
      3,360  BioMed Realty Trust, Inc.....................................................         79,598
                                                                                            -------------
             RESIDENTIAL REITS -- 1.7%
        872  Camden Property Trust........................................................         66,935
      1,120  Equity LifeStyle Properties, Inc.............................................         74,670
        807  Mid-America Apartment Communities, Inc.......................................         73,284
                                                                                            -------------
                                                                                                  214,889
                                                                                            -------------
             RETAIL REITS -- 2.3%
      2,739  Brixmor Property Group, Inc..................................................         70,721
      2,726  Kimco Realty Corp............................................................         72,130
      1,789  National Retail Properties, Inc..............................................         71,649
        348  Simon Property Group, Inc....................................................         67,665
                                                                                            -------------
                                                                                                  282,165
                                                                                            -------------
             SPECIALIZED REITS -- 4.0%
      2,102  Corrections Corp. of America.................................................         55,682
      1,892  CyrusOne, Inc................................................................         70,855
        974  Digital Realty Trust, Inc....................................................         73,654
      1,228  EPR Properties...............................................................         71,777
        844  Extra Space Storage, Inc.....................................................         74,449
        409  InfraREIT, Inc...............................................................          7,566
      1,517  QTS Realty Trust, Inc., Class A..............................................         68,432
        690  Sovran Self Storage, Inc.....................................................         74,044
                                                                                            -------------
                                                                                                  496,459
                                                                                            -------------
             TOTAL REAL ESTATE INVESTMENT TRUSTS..........................................      1,669,895
             (Cost $1,689,100)                                                              -------------


Page 34                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT BONDS AND NOTES -- 8.7%

$    23,367  U.S. Treasury Inflation Indexed Bond................    2.00%      01/15/26    $      25,991
     18,281  U.S. Treasury Inflation Indexed Bond................    2.38%      01/15/27           21,158
     30,653  U.S. Treasury Inflation Indexed Bond................    1.75%      01/15/28           33,537
     23,264  U.S. Treasury Inflation Indexed Bond................    2.50%      01/15/29           27,602
     36,313  U.S. Treasury Inflation Indexed Bond................    3.38%      04/15/32           49,213
     14,305  U.S. Treasury Inflation Indexed Bond................    2.13%      02/15/40           16,879
     20,418  U.S. Treasury Inflation Indexed Bond................    2.13%      02/15/41           24,228
     14,526  U.S. Treasury Inflation Indexed Bond................    0.75%      02/15/42           12,796
     50,276  U.S. Treasury Inflation Indexed Bond................    0.63%      02/15/43           42,669
     20,206  U.S. Treasury Inflation Indexed Bond................    1.38%      02/15/44           20,611
     17,473  U.S. Treasury Inflation Indexed Bond................    0.75%      02/15/45           15,278
     84,192  U.S. Treasury Inflation Indexed Note................    0.13%      04/15/17           84,051
     64,100  U.S. Treasury Inflation Indexed Note................    0.13%      04/15/18           64,001
     23,162  U.S. Treasury Inflation Indexed Note................    1.38%      07/15/18           23,991
     86,176  U.S. Treasury Inflation Indexed Note................    0.13%      04/15/19           85,704
     36,735  U.S. Treasury Inflation Indexed Note................    1.38%      01/15/20           38,221
     19,297  U.S. Treasury Inflation Indexed Note................    0.13%      04/15/20           19,065
     33,808  U.S. Treasury Inflation Indexed Note................    1.25%      07/15/20           35,189
     42,621  U.S. Treasury Inflation Indexed Note................    1.13%      01/15/21           43,980
     36,934  U.S. Treasury Inflation Indexed Note................    0.63%      07/15/21           37,212
     42,979  U.S. Treasury Inflation Indexed Note................    0.13%      01/15/22           41,695
     42,405  U.S. Treasury Inflation Indexed Note................    0.13%      07/15/22           41,161
     55,642  U.S. Treasury Inflation Indexed Note................    0.13%      01/15/23           53,410
     29,639  U.S. Treasury Inflation Indexed Note................    0.38%      07/15/23           28,987
     31,599  U.S. Treasury Inflation Indexed Note................    0.63%      01/15/24           31,276
     52,287  U.S. Treasury Inflation Indexed Note................    0.13%      07/15/24           49,717
     42,175  U.S. Treasury Inflation Indexed Note................    0.25%      01/15/25           40,295
     34,699  U.S. Treasury Inflation Indexed Note................    2.38%      01/15/25           39,488
     29,085  U.S. Treasury Inflation Indexed Note................    0.38%      07/15/25           28,181
                                                                                            -------------
             TOTAL U.S. GOVERNMENT BONDS AND NOTES........................................      1,075,586
             (Cost $1,105,551)                                                              -------------


   UNITS                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
MASTER LIMITED PARTNERSHIPS -- 8.6%

             CHEMICALS -- 0.4%
      2,148  Westlake Chemical Partners, L.P..............................................         47,643
                                                                                            -------------
             GAS UTILITIES -- 0.4%
      1,486  AmeriGas Partners, L.P.......................................................         50,925
                                                                                            -------------
             INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.4%
      1,760  NextEra Energy Partners, L.P.................................................         52,536
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS -- 7.4%
      1,064  Alliance Holdings GP, L.P....................................................         21,471
      2,439  Alliance Resource Partners, L.P..............................................         32,902
      2,502  Columbia Pipeline Partners, L.P..............................................         43,735
      3,354  Enbridge Energy Partners, L.P................................................         77,377
      5,917  Enterprise Products Partners, L.P............................................        151,357
        857  EQT Midstream Partners, L.P..................................................         64,669
      2,594  Holly Energy Partners, L.P...................................................         80,777


                        See Notes to Financial Statements                Page 35

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

   UNITS                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
MASTER LIMITED PARTNERSHIPS (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS (CONTINUED)
      1,472  Magellan Midstream Partners, L.P.............................................  $      99,978
      2,435  Plains All American Pipeline, L.P............................................         56,248
      1,975  Spectra Energy Partners, L.P.................................................         94,207
      1,179  Tallgrass Energy Partners, L.P...............................................         48,587
      2,198  Targa Resources Partners, L.P................................................         36,333
      1,004  TC PipeLines, L.P............................................................         49,909
      2,064  TransMontaigne Partners, L.P.................................................         55,233
                                                                                            -------------
                                                                                                  912,783
                                                                                            -------------
             TOTAL MASTER LIMITED PARTNERSHIPS............................................      1,063,887
             (Cost $1,233,206)                                                              -------------

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY         VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 1.3%

             COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%
             Fannie Mae REMICS
$       248     Series 1988-16, Class B..........................    9.50%      06/25/18              258
        480     Series 1989-69, Class G..........................    7.60%      10/25/19              511
      3,976     Series 1990-109, Class J.........................    7.00%      09/25/20            4,213
      1,926     Series 1992-24, Class Z..........................    6.50%      04/25/22            2,099
        408     Series 1992-44, Class ZQ.........................    8.00%      07/25/22              423
      3,931     Series 1993-1, Class KA..........................    7.90%      01/25/23            4,431
      2,777     Series 1993-62, Class E..........................    7.00%      04/25/23            3,079
        964     Series 1993-119, Class H.........................    6.50%      07/25/23            1,065
        375     Series 2003-9, Class EB..........................    5.00%      02/25/18              386
      1,297     Series 2003-28, Class GA.........................    4.00%      10/25/32            1,297
      9,450     Series 2004-92, Class S, IO (b)..................    6.28%      08/25/34              777
      2,586     Series 2005-27, Class YC.........................    5.50%      02/25/35            2,610
      3,901     Series 2005-46, Class LW.........................    5.00%      06/25/20            4,025
        560     Series 2005-48, Class MD.........................    5.00%      04/25/34              578
      6,532     Series 2005-70, Class KJ.........................    5.50%      09/25/34            6,752
      1,499     Series 2005-120, Class NF (b)....................    0.52%      01/25/21            1,499
      2,396     Series 2009-81, Class AD.........................    4.50%      09/25/37            2,412
      2,929     Series 2010-39, Class PG.........................    4.00%      06/25/38            2,966
      1,317     Series 2011-38, Class AH.........................    2.75%      05/25/20            1,338
      7,268     Series 2013-31, Class NT.........................    3.00%      04/25/43            7,196
             FHLMC - GNMA
        761     Series 1993-5, Class HA..........................    7.50%      02/25/23              831
      1,655     Series 1994-27, Class D..........................    7.00%      03/25/24            1,844
             Freddie Mac REMICS
        246     Series 1991-1074, Class I........................    6.75%      05/15/21              260
      1,365     Series 1992-1250, Class J........................    7.00%      05/15/22            1,504
        127     Series 1996-1847, Class LL.......................    7.50%      04/15/26              143
     23,377     Series 1998-2033, Class IA, IO...................    7.00%      02/15/28            3,320
      1,939     Series 1999-2174, Class PN.......................    6.00%      07/15/29            2,169
      3,024     Series 2006-3116, Class PD.......................    5.00%      10/15/34            3,062


Page 36                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

             COLLATERALIZED MORTGAGE OBLIGATIONS  (CONTINUED)
             Government National Mortgage Association
$    18,028     Series 1999-30, Class S, IO (b)..................    8.26%      08/16/29    $       4,540
      1,401     Series 2008-85, Class HP.........................    4.00%      04/20/38            1,427
      1,512     Series 2010-117, Class MA........................    2.50%      09/16/23            1,532
     56,323     Series 2013-20, Class KI, IO.....................    5.00%      01/20/43           10,631
                                                                                            -------------
                                                                                                   79,178
                                                                                            -------------
             PASS-THROUGH SECURITIES -- 0.6%
             Federal Home Loan Mortgage Corporation
     23,252     Pool A47829......................................    4.00%      08/01/35           24,662
             Federal National Mortgage Association
     18,109     Pool AH1568......................................    4.50%      12/01/40           19,701
             Government National Mortgage Association
     15,603     Pool 3500........................................    5.50%      01/20/34           17,418
     14,743     Pool 3711........................................    5.50%      05/20/35           16,440
                                                                                            -------------
                                                                                                   78,221
                                                                                            -------------
             TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................        157,399
             (Cost $155,315)                                                                -------------

MORTGAGE-BACKED SECURITIES -- 1.0%

             COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.6%
             Banc of America Mortgage Securities Trust
      1,944     Series 2003-8, Class 3A7.........................    5.25%      11/25/33            1,953
             Credit Suisse First Boston Mortgage Securities Corp.
      9,381     Series 2004-1, Class 1A1.........................    5.75%      02/25/34            9,469
      4,288     Series 2004-4, Class 1A3.........................    5.75%      08/25/34            4,421
             JP Morgan Resecuritization Trust
     20,504     Series 2009-7, Class 5A1 (b) (c).................    6.00%      02/27/37           21,067
             MASTR Alternative Loan Trust
      8,115     Series 2004-10, Class 2A1........................    5.50%      10/25/19            8,430
             MASTR Asset Securitization Trust
      8,680     Series 2003-5, Class 2A1.........................    5.00%      06/25/18            8,965
             Prime Mortgage Trust
      1,249     Series 2004-CL1, Class 2A1.......................    5.00%      02/25/19            1,255
             RAAC Trust
      4,639     Series 2005-SP1, Class 2A1.......................    5.25%      09/25/34            4,771
             WAMU Mortgage Pass-Through Certificates
        819     Series 2002-S8, Class 2A7........................    5.25%      01/25/18              831
             Wells Fargo Alternative Loan Trust
      2,731     Series 2007-PA5, Class 2A1.......................    6.00%      11/25/22            2,786
             Wells Fargo Mortgage Backed Securities Trust
      4,285     Series 2006-17, Class A4.........................    5.50%      11/25/21            4,326
                                                                                            -------------
                                                                                                   68,274
                                                                                            -------------


                        See Notes to Financial Statements                Page 37

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

             COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.4%
             Bear Stearns Commercial Mortgage Securities Trust
$    14,564     Series 2006-PW12, Class A4 (b)...................    5.91%      09/11/38    $      14,660
     11,261     Series 2006-T22, Class A4 (b)....................    5.82%      04/12/38           11,266
             Wachovia Bank Commercial Mortgage Trust
      9,235     Series 2006-C26, Class APB.......................    6.00%      06/15/45            9,098
     17,561     Series 2006-C27, Class A3 (b)....................    5.77%      07/15/45           17,549
                                                                                            -------------
                                                                                                   52,573
                                                                                            -------------
             TOTAL MORTGAGE-BACKED SECURITIES.............................................        120,847
             (Cost $120,043)                                                                -------------

ASSET-BACKED SECURITIES -- 0.0%

             AFC Home Equity Loan Trust
      2,195     Series 1997-4, Class 1A2 (b).....................    1.13%      12/22/27            2,171
                                                                                            -------------
             TOTAL ASSET-BACKED SECURITIES................................................          2,171
             (Cost $2,076)                                                                  -------------

             TOTAL INVESTMENTS -- 98.6%...................................................     12,188,083
             (Cost $12,662,867) (d)

             NET OTHER ASSETS AND LIABILITIES -- 1.4%.....................................        168,600
                                                                                            -------------
             NET ASSETS -- 100.0%.........................................................  $  12,356,683
                                                                                            =============

-----------------------------

(a)   Investment in an affiliated fund.

(b) Floating or variable rate security. The interest rate shown reflects the rate in effect at December 31, 2015.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At December 31, 2015, securities noted as such amounted to $21,067 or 0.17% of net assets.

(d) Aggregate cost for federal income tax purposes is $12,763,641. As of December 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $288,737 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $864,295.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.


Page 38                  See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2          LEVEL 3
                                                         TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                        VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                            12/31/2015         PRICES           INPUTS           INPUTS
--------------------------------------------------    ------------     ------------     ------------     ------------
Exchange-Traded Funds*............................    $  5,065,492     $  5,065,492     $         --     $         --
Common Stocks*....................................       3,032,806        3,032,806               --               --
Real Estate Investment Trusts*....................       1,669,895        1,669,895               --               --
U.S. Government Bonds and Notes...................       1,075,586               --        1,075,586               --
Master Limited Partnerships*......................       1,063,887        1,063,887               --               --
U.S. Government Agency Mortgage-Backed
   Securities.....................................         157,399               --          157,399               --
Mortgage-Backed Securities........................         120,847               --          120,847               --
Asset-Backed Securities...........................           2,171               --            2,171               --
                                                      ------------     ------------     ------------     ------------
Total Investments.................................    $ 12,188,083     $ 10,832,080     $  1,356,003     $         --
                                                      ============     ============     ============     ============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2015.


                        See Notes to Financial Statements                Page 39

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2015

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS - 99.1%

             CAPITAL MARKETS - 99.1%
     11,835  First Trust Consumer Discretionary AlphaDEX(R) Fund (a)......................  $     403,810
     10,272  First Trust Consumer Staples AlphaDEX(R) Fund (a)............................        456,590
      1,405  First Trust Developed Markets ex-US AlphaDEX(R) Fund (a).....................         65,571
      7,025  First Trust Dow Jones Internet Index Fund (a) (b)............................        524,135
      3,196  First Trust Emerging Markets AlphaDEX(R) Fund (a)............................         57,688
        760  First Trust Germany AlphaDEX(R) Fund (a).....................................         27,520
      7,993  First Trust Health Care AlphaDEX(R) Fund (a) (b).............................        483,097
        707  First Trust Hong Kong AlphaDEX(R) Fund (a)...................................         23,745
        870  First Trust ISE Chindia Index Fund (a).......................................         24,673
     10,218  First Trust Mid Cap Core AlphaDEX(R) Fund (a)................................        490,771
     18,758  First Trust Mid Cap Growth AlphaDEX(R) Fund (a)..............................        540,981
      5,574  First Trust NYSE Arca Biotechnology Index Fund (a)...........................        629,973
     18,576  First Trust Small Cap Growth AlphaDEX(R) Fund (a)............................        566,754
        692  First Trust Switzerland AlphaDEX(R) Fund (a).................................         27,687
        698  First Trust United Kingdom AlphaDEX(R) Fund (a)..............................         28,053
      3,069  iShares Core U.S. Aggregate Bond ETF.........................................        331,483
      3,108  SPDR Barclays Intermediate Term Treasury ETF.................................        186,511
      5,471  SPDR Barclays Intermediate Term Corporate Bond ETF...........................        182,895
      6,088  SPDR Barclays Short Term Corporate Bond ETF..................................        185,075
      8,409  SPDR Nuveen Barclays Municipal Bond ETF......................................        205,011
                                                                                            -------------
             TOTAL INVESTMENTS - 99.1%....................................................      5,442,023
             (Cost $5,493,874) (c)

             NET OTHER ASSETS AND LIABILITIES - 0.9%......................................         48,391
                                                                                            -------------
             NET ASSETS - 100.0%..........................................................  $   5,490,414
                                                                                            =============

-----------------------------

(a)   Investment in an affiliated fund.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $5,493,773. As of December 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $18,526 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $70,276.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2          LEVEL 3
                                                         TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                        VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                            12/31/2015         PRICES           INPUTS           INPUTS
--------------------------------------------------    ------------     ------------     ------------     ------------
Exchange-Traded Funds*............................    $  5,442,023     $  5,442,023     $         --     $         --
                                                      ============     ============     ============     ============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2015.


Page 40                 See Notes to Financial Statements

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

                                                                           FIRST TRUST/DOW
                                                                           JONES DIVIDEND      FIRST TRUST       FIRST TRUST
                                                                              & INCOME        MULTI INCOME      DORSEY WRIGHT
                                                                             ALLOCATION        ALLOCATION       TACTICAL CORE
                                                                              PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                           ---------------   ---------------   ---------------
ASSETS:
Investments, at value...................................................   $   238,681,490   $     8,725,709   $     1,090,975
Investments in affiliated funds, at value...............................                --         3,462,374         4,351,048
Cash and cash equivalents...............................................         3,786,006           217,384           284,196
Receivables:
   Interest.............................................................           971,550             5,013                --
   Dividends............................................................           213,440            15,060             1,384
   Fund shares sold.....................................................            55,450               278             6,008
   From investment advisor..............................................                --            14,505            23,561
   Investment securities sold...........................................                --            12,852                --
   Reclaim..............................................................                --               269                --
Prepaid expenses........................................................             2,359               123                --
Other assets............................................................                --                --                84
                                                                           ---------------   ---------------   ---------------
   Total Assets.........................................................       243,710,295        12,453,567         5,757,256
                                                                           ---------------   ---------------   ---------------
LIABILITIES:
Payables:
   Investment securities purchased......................................                --            14,493           221,816
   Investment advisory fees.............................................           141,095                --                --
   12b-1 service fees (Class I).........................................            51,927             2,592               857
   Administrative service fees..........................................            41,544             2,091               694
   Licensing fees.......................................................            39,346                --               421
   Fund shares redeemed.................................................            33,125             3,761               177
   Audit and tax fees...................................................            29,000            51,000            22,925
   Variation margin.....................................................            25,328                --                --
   Accounting and administration fees...................................            22,698             4,434             1,732
   Custodian fees.......................................................            22,590             1,275             1,250
   Printing fees........................................................            21,900             6,079             3,000
   Transfer agent fees..................................................            14,596             8,821             5,618
   Legal fees...........................................................             3,053               731             4,142
   Commitment fees......................................................             2,694             1,310                --
   Financial reporting fees.............................................               771                --             3,729
   Trustees' fees and expenses..........................................                46                --                19
Other liabilities.......................................................               446               297               462
                                                                           ---------------   ---------------   ---------------
   Total Liabilities....................................................           450,159            96,884           266,842
                                                                           ---------------   ---------------   ---------------
NET ASSETS..............................................................   $   243,260,136   $    12,356,683   $     5,490,414
                                                                           ===============   ===============   ===============
NET ASSETS CONSIST OF:
Paid-in capital.........................................................   $   234,779,426   $    13,015,518   $     5,535,834
Accumulated net investment income (loss)................................                --            24,736             6,431
Accumulated net realized gain (loss) on investments, futures and
   foreign currency transactions........................................         6,846,970          (208,787)               --
Net unrealized appreciation (depreciation) on investments and futures...         1,633,740          (474,784)          (51,851)
                                                                           ---------------   ---------------   ---------------
NET ASSETS..............................................................   $   243,260,136   $    12,356,683   $     5,490,414
                                                                           ===============   ===============   ===============
Investments, at cost....................................................   $   237,070,555   $     9,057,854   $     1,093,188
                                                                           ===============   ===============   ===============
Investments in affiliated funds, at cost................................   $            --   $     3,605,013   $     4,400,686
                                                                           ===============   ===============   ===============
CLASS I SHARES:
NET ASSETS..............................................................   $   243,243,853   $    12,257,268   $     5,440,674
                                                                           ===============   ===============   ===============
NET ASSET VALUE, per share..............................................   $         11.94   $          9.86   $          9.94
                                                                           ===============   ===============   ===============
Number of Shares outstanding............................................        20,379,555         1,242,606           547,134
                                                                           ===============   ===============   ===============
CLASS II SHARES:
NET ASSETS..............................................................   $        16,283   $        99,415   $        49,740
                                                                           ===============   ===============   ===============
NET ASSET VALUE, per share..............................................   $         11.95   $          9.86   $          9.95
                                                                           ===============   ===============   ===============
Number of Shares outstanding............................................             1,363            10,080             5,000
                                                                           ===============   ===============   ===============


                        See Notes to Financial Statements                Page 41

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                           FIRST TRUST/DOW
                                                                           JONES DIVIDEND      FIRST TRUST       FIRST TRUST
                                                                              & INCOME        MULTI INCOME      DORSEY WRIGHT
                                                                             ALLOCATION        ALLOCATION       TACTICAL CORE
                                                                              PORTFOLIO         PORTFOLIO       PORTFOLIO (a)
                                                                           ---------------   ---------------   ---------------
INVESTMENT INCOME:
Dividends...............................................................   $     3,167,127   $       161,175   $         3,324
Dividends from affiliated funds.........................................                --           158,015             6,359
Interest................................................................         3,156,531            16,352                50
Foreign withholding tax on dividend income..............................                --            (1,688)               --
                                                                           ---------------   ---------------   ---------------
   Total investment income..............................................         6,323,658           333,854             9,733
                                                                           ---------------   ---------------   ---------------
EXPENSES:
Investment advisory fees................................................         1,490,585            65,244             1,474
12b-1 distribution and service fees (Class I)...........................           621,044            26,921             1,031
Administrative service fees.............................................           496,842            19,936               830
Custodian fees..........................................................           178,636             3,432             1,250
Accounting and administration fees......................................           151,589             9,904             1,732
Transfer agent fees.....................................................            87,725            51,924             5,618
Licensing fees..........................................................            81,049                --               421
Printing fees...........................................................            72,285            15,973             3,000
Legal fees..............................................................            58,816             3,922             4,143
Audit and tax fees......................................................            32,254            51,254            22,925
Commitment fees.........................................................            20,876            10,383                --
Trustees' fees and expenses.............................................            18,890            16,120             4,027
Financial reporting fees................................................             9,250                --             4,500
Excise Tax..............................................................                --                39                --
Other...................................................................             8,586             7,177               531
                                                                           ---------------   ---------------   ---------------
   Total expenses.......................................................         3,328,427           282,229            51,482
   Fees waived or expenses reimbursed by the investment advisor.........          (347,277)         (184,872)          (48,180)
                                                                           ---------------   ---------------   ---------------
Net expenses............................................................         2,981,150            97,357             3,302
                                                                           ---------------   ---------------   ---------------
NET INVESTMENT INCOME (LOSS)............................................         3,342,508           236,497             6,431
                                                                           ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..........................................................         8,402,404          (167,798)               --
   Investments in affiliated funds......................................                --           (26,892)               --
   Capital gains distributions received from investment companies.......                --             1,923                --
   Foreign currency transactions........................................                --               (10)               --
   Futures..............................................................          (317,721)               --                --
                                                                           ---------------   ---------------   ---------------
Net realized gain (loss)................................................         8,084,683         (192,777)                --
                                                                           ---------------   ---------------   ---------------
Net increase from payment by the advisor................................                --             5,471                --
                                                                           ---------------   ---------------   ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments..........................................................       (12,372,023)         (459,766)           (2,213)
   Investments in affiliated funds......................................                --          (104,971)          (49,638)
   Futures..............................................................           152,179                --                --
                                                                           ---------------   ---------------   ---------------
Net change in unrealized appreciation (depreciation)....................       (12,219,844)         (564,737)          (51,851)
                                                                           ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS).................................        (4,135,161)         (752,043)          (51,851)
                                                                           ---------------   ---------------   ---------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING
   FROM OPERATIONS......................................................   $      (792,653)  $      (515,546)  $       (45,420)
                                                                           ===============   ===============   ===============

-----------------------------

(a) The Fund's Class I and Class II shares were seeded October 29, 2015 and commenced operations on October 30, 2015.


Page 42                 See Notes to Financial Statements

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        FIRST TRUST/DOW JONES DIVIDEND
                                                                                        & INCOME ALLOCATION PORTFOLIO
                                                                                       --------------------------------
                                                                                          FOR THE           FOR THE
                                                                                            YEAR              YEAR
                                                                                           ENDED             ENDED
                                                                                         12/31/2015      12/31/2014 (a)
                                                                                       --------------    --------------
OPERATIONS:
Net investment income (loss).........................................................   $  3,342,508      $  1,848,661
Net realized gain (loss).............................................................      8,084,683         4,560,758
Net change in unrealized appreciation (depreciation).................................    (12,219,844)        7,194,938
                                                                                        ------------      ------------
Net increase (decrease) in net assets resulting from operations......................       (792,653)       13,604,357
                                                                                        ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class I..............................................................................     (5,442,059)       (1,105,002)
Class II.............................................................................           (382)              (90)
                                                                                        ------------      ------------
                                                                                          (5,442,441)       (1,105,092)
                                                                                        ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class I..............................................................................     (4,388,357)               --
Class II.............................................................................           (185)               --
                                                                                        ------------      ------------
                                                                                          (4,388,542)               --
                                                                                        ------------      ------------
Total distributions to shareholders..................................................     (9,830,983)       (1,105,092)
                                                                                        ------------      ------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................    112,078,962        89,311,771
Proceeds from shares reinvested......................................................      9,830,537         1,105,092
Cost of shares redeemed..............................................................    (63,164,485)      (13,856,252)
                                                                                        ------------      ------------
Net increase (decrease) in net assets resulting from capital transactions............     58,745,014        76,560,611
                                                                                        ------------      ------------
Total increase (decrease) in net assets..............................................     48,121,378        89,059,876
NET ASSETS:
Beginning of period..................................................................    195,138,758       106,078,882
                                                                                        ------------      ------------
End of period........................................................................   $243,260,136       195,138,758
                                                                                        ============      ============
Accumulated net investment income (loss) at end of period............................   $         --           745,285
                                                                                        ============      ============

-----------------------

(a) The Fund's Class II shares were seeded on April 30, 2014, and commenced operations on May 1, 2014.


                        See Notes to Financial Statements                Page 43

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                           FIRST TRUST MULTI INCOME
                                                                                             ALLOCATION PORTFOLIO
                                                                                       --------------------------------
                                                                                          FOR THE           FOR THE
                                                                                            YEAR            PERIOD
                                                                                           ENDED             ENDED
                                                                                         12/31/2015     12/31/2014 (a)
                                                                                       --------------   --------------
OPERATIONS:
Net investment income (loss).........................................................   $    236,497      $     45,188
Net realized gain (loss).............................................................       (192,777)            3,487
Net increase from payment by the advisor.............................................          5,471                --
Net change in unrealized appreciation (depreciation).................................       (564,737)           89,953
                                                                                        ------------      ------------
Net increase (decrease) in net assets resulting from operations......................       (515,546)          138,628
                                                                                        ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class I..............................................................................       (234,799)          (42,537)
Class II.............................................................................         (2,203)             (835)
                                                                                        ------------      ------------
Total distributions to shareholders..................................................       (237,002)          (43,372)
                                                                                        ------------      ------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................      9,660,473         7,338,580
Proceeds from shares reinvested......................................................        234,279            43,372
Cost of shares redeemed..............................................................     (3,784,387)         (478,342)
                                                                                        ------------      ------------
Net increase (decrease) in net assets resulting from capital transactions............      6,110,365         6,903,610
                                                                                        ------------      ------------
Total increase (decrease) in net assets..............................................      5,357,817         6,998,866
NET ASSETS:
Beginning of period..................................................................      6,998,866                --
                                                                                        ------------      ------------
End of period........................................................................   $ 12,356,683      $  6,998,866
                                                                                        ============      ============
Accumulated net investment income (loss) at end of period............................   $     24,736      $      6,926
                                                                                        ============      ============

-----------------------------

(a) The Fund's Class I and Class II shares were seeded on April 30, 2014, and commenced operations on May 1, 2014.


Page 44                 See Notes to Financial Statements

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                           FIRST TRUST DORSEY WRIGHT
                                                                                            TACTICAL CORE PORTFOLIO
                                                                                           -------------------------
                                                                                                   FOR THE
                                                                                                    PERIOD
                                                                                                    ENDED
                                                                                                12/31/2015 (a)
                                                                                                --------------
OPERATIONS:
Net investment income (loss).........................................................            $      6,431
Net realized gain (loss).............................................................                      --
Net change in unrealized appreciation (depreciation).................................                 (51,851)
                                                                                                 ------------
Net increase (decrease) in net assets resulting from operations......................                 (45,420)
                                                                                                 ------------

CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................               5,538,309
Proceeds from shares reinvested......................................................                      --
Cost of shares redeemed..............................................................                  (2,475)
                                                                                                 ------------
Net increase (decrease) in net assets resulting from capital transactions............               5,535,834
                                                                                                 ------------
Total increase (decrease) in net assets..............................................               5,490,414

NET ASSETS:
Beginning of period..................................................................                      --
                                                                                                 ------------
End of period........................................................................            $  5,490,414
                                                                                                 ============
Accumulated net investment income (loss) at end of period............................            $      6,431
                                                                                                 ============

-----------------------------

(a) The Fund's Class I and Class II shares were seeded on October 29, 2015, and commenced operations on October 30, 2015.


                        See Notes to Financial Statements                Page 45

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                                                                                         FOR THE
                                                             YEAR ENDED DECEMBER 31,                      PERIOD
                                                 ------------------------------------------------         ENDED
                                                     2015              2014              2013         12/31/2012 (a)
                                                 ------------      ------------      ------------      ------------
Net asset value, beginning of period...........   $    12.41        $    11.37        $    10.31        $    10.00
                                                  ----------        ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................         0.16              0.15              0.14              0.15
Net realized and unrealized gain (loss)........        (0.15)             0.99              1.17              0.29
                                                  ----------        ----------        ----------        ----------
Total from investment operations...............         0.01              1.14              1.31              0.44
                                                  ----------        ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................        (0.27)            (0.10)            (0.09)            (0.07)
Net realized gain..............................        (0.21)               --             (0.16)            (0.04)
Return of capital..............................           --                --                --             (0.02)
                                                  ----------        ----------        ----------        ----------
Total from distributions.......................        (0.48)            (0.10)            (0.25)            (0.13)
                                                  ----------        ----------        ----------        ----------
Net asset value, end of period.................   $    11.94        $    12.41        $    11.37        $    10.31
                                                  ==========        ==========        ==========        ==========
TOTAL RETURN (b) (c)...........................         0.09%            10.04%            12.75%             4.38%
                                                  ==========        ==========        ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........   $  243,244        $  195,128        $  106,079        $   32,176
Ratio of total expenses to average net assets..         1.34%             1.43%             1.65%             2.69% (d)
Ratio of net expenses to average net assets....         1.20%             1.20%             1.20%             1.20% (d)
Ratio of net investment income (loss) .........
  to average net assets........................         1.35%             1.40%             1.27%             2.25% (d)
Portfolio turnover rate........................           81%               65%               73%               34%


CLASS II SHARES
                                                                     FOR THE
                                                     YEAR             PERIOD
                                                    ENDED             ENDED
                                                  12/31/2015      12/31/2014 (e)
                                                 ------------      ------------
Net asset value, beginning of period...........   $    12.43        $    11.63
                                                  ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................         0.17              0.14
Net realized and unrealized gain (loss)........        (0.14)             0.77
                                                  ----------        ----------
Total from investment operations...............         0.03              0.91
                                                  ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................        (0.30)            (0.11)
Net realized gain..............................        (0.21)               --
                                                  ----------        ----------
Total from distributions.......................        (0.51)            (0.11)
                                                  ----------        ----------
Net asset value, end of period.................   $    11.95        $    12.43
                                                  ==========        ==========
TOTAL RETURN (b) (c)...........................         0.25%             7.82%
                                                  ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........   $       16        $       11
Ratio of total expenses to average net assets..         1.09%             1.21% (d)
Ratio of net expenses to average net assets....         0.95%             0.95% (d)
Ratio of net investment income (loss) .........
  to average net assets........................         1.64%             1.69% (d)
Portfolio turnover rate........................           81%               65%

-----------------------------

(a) The Fund's Class I shares were seeded on April 12, 2012, and commenced operations on May 1, 2012.

(b) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) The Fund's Class II shares were seeded on April 30, 2014, and commenced operations on May 1, 2014.


Page 46                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                                                     FOR THE
                                                     YEAR             PERIOD
                                                    ENDED             ENDED
                                                  12/31/2015      12/31/2014 (a)
                                                 ------------      ------------
Net asset value, beginning of period...........   $    10.39        $    10.00
                                                  ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................         0.19              0.07
Net realized and unrealized gain (loss)........        (0.53) (b)         0.39
                                                  ----------        ----------
Total from investment operations...............        (0.34)             0.46
                                                  ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................        (0.19)            (0.07)
                                                  ----------        ----------
Total from distributions.......................        (0.19)            (0.07)
                                                  ----------        ----------
Net asset value, end of period.................   $     9.86        $    10.39
                                                  ==========        ==========
TOTAL RETURN (c) (d)...........................        (3.24)% (b)        4.57%
                                                  ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........   $   12,257        $    6,894
Ratio of total expenses to average net assets..         2.60%             6.00% (e)
Ratio of net expenses to average net assets....         0.90%             1.20% (e)
Ratio of net investment income (loss) .........
  to average net assets........................         2.17%             2.35% (e)
Portfolio turnover rate........................           93%               15%


CLASS II SHARES
                                                                     FOR THE
                                                     YEAR             PERIOD
                                                    ENDED             ENDED
                                                  12/31/2015      12/31/2014 (a)
                                                 ------------      ------------
Net asset value, beginning of period...........   $    10.39        $    10.00
                                                  ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................         0.24              0.04
Net realized and unrealized gain (loss)........        (0.55) (b)         0.43
                                                  ----------        ----------
Total from investment operations...............        (0.31)             0.47
                                                  ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................        (0.22)            (0.08)
                                                  ----------        ----------
Total from distributions.......................        (0.22)            (0.08)
                                                  ----------        ----------
Net asset value, end of period.................   $     9.86        $    10.39
                                                  ==========        ==========
TOTAL RETURN (c) (d)...........................        (3.01)% (b)        4.74%
                                                  ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........   $      100        $      105
Ratio of total expenses to average net assets..         2.31%            14.44% (e)
Ratio of net expenses to average net assets....         0.67%             0.95% (e)
Ratio of net investment income (loss) .........
  to average net assets........................         2.32%             0.54% (e)
Portfolio turnover rate........................           93%               15%

-----------------------------

(a) The Fund's Class I and Class II shares were seeded on April 30, 2014, and commenced operations on May 1, 2014.

(b) First Trust Multi Income Allocation Portfolio received a reimbursement from the Advisor in the amount of $5,471. The reimbursement from the Advisor represents less than $0.01 per share and had no effect on the total return.

(c) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(d) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(e)   Annualized.


                        See Notes to Financial Statements                Page 47

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

CLASS I SHARES
                                                    PERIOD
                                                    ENDED
                                                12/31/2015 (a)
                                                 ------------
Net asset value, beginning of period...........   $    10.00
                                                  ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................         0.01
Net realized and unrealized gain (loss)........        (0.07)
                                                  ----------
Total from investment operations...............        (0.06)
                                                  ----------
Net asset value, end of period.................   $     9.94
                                                  ==========
TOTAL RETURN (b) (c)...........................        (0.60)%
                                                  ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........   $    5,440
Ratio of total expenses to average net assets..        11.71% (d)
Ratio of net expenses to average net assets....         0.79% (d)
Ratio of net investment income (loss) .........
  to average net assets........................         1.54% (d)
Portfolio turnover rate........................           --%


CLASS II SHARES
                                                    PERIOD
                                                    ENDED
                                                12/31/2015 (a)
                                                 ------------
Net asset value, beginning of period...........   $    10.00
                                                  ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................         0.01
Net realized and unrealized gain (loss)........        (0.06)
                                                  ----------
Total from investment operations...............        (0.05)
                                                  ----------
Net asset value, end of period.................   $     9.95
                                                  ==========
TOTAL RETURN (b) (c)...........................        (0.50)%
                                                  ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........   $       50
Ratio of total expenses to average net assets..        37.40% (d)
Ratio of net expenses to average net assets....         0.51% (d)
Ratio of net investment income (loss) .........
  to average net assets........................         0.86% (d)
Portfolio turnover rate........................           --%

-----------------------------

(a) The Fund's Class I and Class II shares were seeded on October 29, 2015, and commenced operations on October 30, 2015.

(b) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall return above.

(c) Total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.


Page 48                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2015

                                1. ORGANIZATION

First Trust Variable Insurance Trust (the "Trust") is a diversified open-end management investment company organized as a Massachusetts business trust on December 14, 2011 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares of three series (each a "Fund" and collectively, the "Funds"), First Trust/Dow Jones Dividend & Income Allocation Portfolio ("First Trust Dow Jones"), which commenced investment operations on May 1, 2012, First Trust Multi Income Allocation Portfolio ("First Trust Multi Income"), which commenced investment operations on May 1, 2014, and First Trust Dorsey Wright Tactical Core Portfolio ("First Trust Dorsey Wright"), which commenced investment operations on October 30, 2015. Each Fund's shares are sold only to variable insurance accounts (each an "Account") to fund the benefits of the variable annuity and variable life insurance contracts (each a "Contract" and collectively the "Contracts") issued by life insurance companies writing variable annuity contracts and variable life insurance contracts with which the Trust has a contract (each a "Participating Insurance Company").

First Trust Dow Jones' investment objective is to seek to provide total return by allocating among dividend-paying stocks and investment-grade bonds. First Trust Dow Jones seeks to achieve its investment objective by investing, under normal market conditions, approximately 40-60% of its net assets in equity securities and approximately 40-60% of its net assets in fixed-income securities at the time of purchase. The equity portion of the portfolio is derived from a quantitative process that seeks to provide total return through investing generally in dividend paying stocks included in the Dow Jones U.S. Total Stock Market Index(SM). First Trust Advisors L.P. ("First Trust" or the "Advisor") reserves the right to over-weight, under-weight or exclude certain securities from the Fund that would otherwise be selected pursuant to the quantitative process in certain instances.

First Trust Dow Jones' fixed-income component seeks to provide income and preserve capital through investing in a diversified investment-grade bond portfolio. Investment-grade bonds are those bonds rated "BBB-" or higher by Standard & Poor's Ratings Group or Fitch Ratings, Inc. or "Baa3" or higher by Moody's Investors Service, Inc. at the time of purchase. Under normal market conditions, at the time of purchase approximately 80% of the net assets of the Fund allocated to corporate bonds are invested in: investment-grade bonds included in the Dow Jones Equal Weighted U.S. Issued Corporate Bond Index(SM) (the "Bond Index"(1)) and other investment-grade bonds of issuers whose securities are included in the Bond Index; and investment-grade bonds of issuers included in the Dow Jones Industrial Index (the "Dow 30"). The Fund may also invest in U.S. government and agency securities, including mortgage-backed securities. The Fund may, at certain times, also hold exchange-traded funds ("ETFs") that invest in investment-grade corporate bonds and U.S. government bonds in lieu of investing directly in bonds.

First Trust Multi Income's investment objective is to maximize current income, with a secondary objective of capital appreciation. First Trust Multi Income seeks to achieve its objectives through diversified exposure to nine income generating asset classes: dividend paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), high yield or "junk" bonds, floating rate loans, corporate bonds, mortgage-backed securities and Treasury Inflation Protected Securities ("TIPS"). The Fund is actively managed by First Trust and implementing the strategy involves multiple portfolio managers.

The Advisor tactically adjusts allocation weights in a manner deemed to offer attractive levels of total return relative to the level of expected risk. The Advisor intends to adjust asset allocation weights quarterly but may do so more or less frequently depending upon market conditions. The maximum weight of any asset class, at the time of adjustment, is 20%. The minimum weight of any asset class, at the time of adjustment, is 5%.

First Trust Multi Income may, at certain times, invest in ETFs that generally provide exposure to the nine asset classes in lieu of investing directly in such asset classes. Certain of the ETFs may be advised by First Trust. As a result, First Trust will also earn advisory fees on the underlying ETFs.

In general, the U.S. dollar-denominated fixed-income securities in which First Trust Multi Income invests may be issued by U.S. and non-U.S. issuers, of any credit quality, including high yield securities. The high yield securities in which the Fund invests are rated below investment grade at the time of purchase or unrated and deemed by the Advisor to be of comparable quality, commonly referred to as "junk" bonds. The Fund also invests in the equity securities of domestic and foreign issuers listed on a U.S. or foreign securities exchange and non-U.S. securities that are listed on a U.S. securities exchange in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). The Fund may invest in equity securities issued by small, mid- or large capitalization companies.


-----------------------------

(1) Prior to April 30, 2013, the Dow Jones Equal Weighted U.S. Issued Corporate Bond Index(SM) was known as the Dow Jones Corporate Bond Index(SM).

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2015

First Trust Dorsey Wright's investment objective is to provide total return. First Trust Dorsey Wright seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any investment borrowings) in ETFs and cash and cash equivalents that comprise the Dorsey Wright Tactical Tilt Moderate Core Index. It is expected that a majority of the ETFs in which the Fund invests will be advised by First Trust.

Each Fund offers two classes of shares: Class I and Class II. Each class represents an interest in the same portfolio of investments but with a different combination of service (12b-1) fees, eligibility requirements and other features.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds, each of which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") for each class of shares in each Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of each Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid, and any borrowings of each Fund) by the total number of shares of the class outstanding. Differences in the NAV of each class of each Fund's shares are generally expected to be due to the daily expense accruals of the specified service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee in accordance with valuation procedures adopted by the Trust's Board of Trustees (the "Board"), and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, preferred stocks, MLPs, ETFs, REITs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq(R) Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2015

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market or fair value price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

     12)    other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2015

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2015, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Distributions received from a Fund's investments in master limited partnerships ("MLPs") generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and investment income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by a Fund may subsequently be revised based on information received from the REITs after their tax reporting periods are concluded.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2015


C. CASH AND CASH EQUIVALENTS

Normally, the Funds invest substantially all of their assets to meet their investment objectives. The Funds may invest the remainder of their assets in securities with maturities of less than one year or cash equivalents, or they may hold cash. The investment in such instruments is not a principal investment strategy of First Trust Dow Jones or First Trust Multi Income. The percentage of each Fund's net assets invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Funds may depart from their principal investment strategies and invest part or all of their assets in these securities, or they may hold cash.

D. FUTURES CONTRACTS

First Trust Dow Jones purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on Futures" on the Statements of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked-to-market daily with the change in value recognized as a component of, "Net change in unrealized appreciation (depreciation) on Futures" on the Statements of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin payable or receivable" on the Statements of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income of each Fund, if any, are declared and paid annually. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually. All dividends payable by each Fund will be reinvested in the Fund.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the tax year ended December 31, 2015, have been reclassified at year end to reflect the following:

                                                                                Accumulated
                                                         Accumulated Net        Net Realized
                                                            Investment         Gain (Loss) on
                                                          Income (Loss)         Investments        Paid-in Capital
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                      $ 1,354,648          $ (1,354,648)        $         --
First Trust Multi Income                                        18,315               (19,858)               1,543
First Trust Dorsey Wright                                           --                    --                   --

The tax character of distributions paid by each applicable Fund during the period ended December 31, 2015, was as follows:


                                                        Distributions paid   Distributions paid   Distributions paid
                                                          from Ordinary         from Capital         from Return
                                                              Income               Gains              of Capital
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                      $ 7,639,768          $  2,191,215         $         --
First Trust Multi Income                                       237,002                    --                   --
First Trust Dorsey Wright                                           --                    --                   --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2015

The tax character of distributions paid by each applicable fund during the period ended December 31, 2014, was as follows:


                                                        Distributions paid   Distributions paid   Distributions paid
                                                          from Ordinary         from Capital         from Return
                                                              Income               Gains              of Capital
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                      $ 1,105,092          $         --         $         --
First Trust Multi Income                                        42,305                 1,067                   --

As of December 31, 2015, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                Accumulated              Net
                                                          Undistributed         Capital and           Unrealized
                                                             Ordinary              Other             Appreciation
                                                              Income            Gains (Loss)        (Depreciation)
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                      $        --          $  7,108,070         $  1,372,640
First Trust Multi Income                                        24,736              (108,013)            (575,558)
First Trust Dorsey Wright                                        6,330                    --              (51,750)


F. INCOME TAXES

First Trust Dow Jones and First Trust Multi Income intend to continue to qualify, and First Trust Dorsey Wright intends to qualify, as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), which includes distributing substantially all of their net investment income and net realized gains to shareholders. Each Fund intends to comply with the provisions of Section 817(h) of the Internal Revenue Code, which impose certain diversification requirements upon variable contracts that are based on segregated asset accounts. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2012, 2013, 2014 and 2015 remain open to federal and state audit for First Trust Dow Jones. Taxable years ended 2014 and 2015 remain open to federal and state audit for First Trust Multi Income. Also the taxable year ended 2015 remains open for First Trust Dorsey Wright Tactical Core Portfolio. As of December 31, 2015, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2015, for federal income tax purposes, the Funds had capital loss carryforward available, to the extent provided by regulations, to offset capital gains as follows:

                                                              Non-Expiring
                                                              Capital Loss
                                                              Carryforwards
                                                             ---------------
First Trust Dow Jones Dividend & Income Allocation Fund        $        --
First Trust Multi Income Allocation Portfolio                  $   108,013
First Trust Dorsey Wright Tactical Core Portfolio              $        --


G. EXPENSES

Each Fund will pay all expenses directly related to its operations.

Each Participating Insurance Company performs certain administrative services for the Funds, their Accounts and the Contracts. Each Fund pays an administrative services fee of 0.20% of average daily net assets to cover expenses incurred by Participating Insurance Companies in connection with these services.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2015

First Trust has entered into various licensing agreements, which allow First Trust to use certain trademarks and trade names of the applicable licensors (see Licensing Information in the Additional Information section of this report). The Trust, on behalf of First Trust Dow Jones and First Trust Dorsey Wright, is a sub-licensee to these license agreements and is required to pay licensing fees, which are shown on the Statements of Operations.

H. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

I. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust provides each Fund with discretionary investment services and certain administrative services necessary for the management of the Funds. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of the average daily net assets for both First Trust Dow Jones and First Trust Multi Income, and 0.35% of the average daily net assets for First Trust Dorsey Wright. First Trust also provides fund reporting services to First Trust Dow Jones and First Trust Dorsey Wright for a flat annual fee in the amount of $9,250 per Fund.

First Trust Multi Income and First Trust have retained Energy Income Partners, LLC ("EIP") and Stonebridge Advisors LLC ("Stonebridge") (collectively the "Sub-Advisors"), affiliates of First Trust, to serve as investment sub-advisors. In this capacity, the Sub-Advisors provide recommendations to the Advisor regarding the selection and on-going monitoring of certain securities in First Trust Multi Income's investment portfolio. EIP acts as sub-advisor for, and manages on a discretionary basis the investment and reinvestment of, only the assets of First Trust Multi Income allocated to EIP by the Advisor and furnishes an investment program in respect of and makes investment decisions only with respect to the portion of First Trust Multi Income's investment portfolio allocated to it by the Advisor. EIP, an affiliate of the Advisor, has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the MLP, MLP affiliate and energy infrastructure securities in First Trust Multi Income's investment portfolio and to exercise discretion only with respect to assets of First Trust Multi Income allocated to EIP. Stonebridge serves as a non-discretionary sub-advisor. Stonebridge has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in First Trust Multi Income's investment portfolio.

For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay EIP a sub-advisory fee equal to 40% monthly in arrears of any remaining monthly investment management fee paid to the Advisor for the average daily net assets allocated to EIP after First Trust's waiver of any of its investment management fee to comply with the then-current expense cap, as defined below. For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay Stonebridge a portfolio management fee equal to an annual rate of 0.20% of the Fund's average daily net assets allocated to Stonebridge.

During the year ended December 31, 2015, First Trust Multi Income received reimbursements from the Advisor of $5,471 in connection with trade errors.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2015

First Trust has agreed to waive fees and/or pay First Trust Dow Jones' and First Trust Multi Income's expenses to the extent necessary to prevent the operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, and taxes and extraordinary expenses) from exceeding 1.20% and 0.95% (the "Expense Cap"), respectively, of each Fund's average daily net assets per year at least until June 30, 2016. First Trust has agreed to waive fees and/or pay First Trust Dorsey Wright's expenses to the extent necessary to prevent the operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 1.30% and 1.05%, respectively, of each Fund's average daily net assets per year at least until October 31, 2017. In First Trust Dorsey Wright, because acquired fund fees and expenses are estimated, First Trust will periodically adjust the amount of the fee waiver and expense reimbursement in order to attempt to meet the Expense Cap. However, total net annual fund expense may be higher or lower than the Expense Cap.

Expenses borne and fees waived by First Trust are subject to reimbursement by each Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the Expense Cap. These amounts, if any, are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the period ended December 31, 2015, and the expenses borne by First Trust subject to recovery from the applicable Fund at December 31, 2015, are included in the table below.

                                          FEES WAIVED OR EXPENSES BORNE BY FIRST TRUST SUBJECT TO RECOVERY
                                -------------------------------------------------------------------------------------
                                                              PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                    FEE          EXPENSES     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   WAIVED       REIMBURSED        2013           2014           2015         TOTAL
                                ------------   ------------   ------------   ------------   ------------   ----------
First Trust Dow Jones           $    347,277   $         --   $    333,872   $    308,178   $    347,277   $  989,327
First Trust Multi Income        $     65,244   $     86,723   $         --   $    101,172   $    151,967   $  253,139
First Trust Dorsey Wright       $      1,474   $     46,706   $         --   $         --   $     48,180   $   48,180

During the year ended December 31, 2015, First Trust did not recover any fees that were previously waived or reimbursed.

Effective April 1, 2015, First Trust agreed to waive and/or reimburse the acquired fund fees and expenses of the shares of investment companies held by First Trust Multi Income up to 0.37% of the Fund's average daily net assets through May 1, 2016. During the period ended December 31, 2015, First Trust reimbursed First Trust Multi Income $32,905 fees that are not subject to recovery.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP. In addition, as of March 27, 2014, FTCP, through a wholly-owned subsidiary, purchased a preferred interest in EIP. The preferred interest was non-voting and did not share in the profits or losses of EIP. EIP redeemed all of the preferred shares in March 2015. Stonebridge is a majority-owned affiliate of FTCP.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as First Trust Dow Jones' administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

BNYM serves as First Trust Multi Income's administrator, fund accountant, transfer agent and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets.

Brown Brothers Harriman & Co. ("BBH") serves as First Trust Dorsey Wright's administrator, fund accountant and custodian. As custodian, BBH is responsible for custody of the Fund's assets. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. BNYM serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2015

At a meeting on December 7, 2015, the Board accepted Mr. Bradley's resignation from his position as the President and Chief Executive Officer of the Funds, effective December 31, 2015. At the same meeting, the Board elected Mr. Dykas, formerly Chief Financial Officer and Treasurer of the Funds, to serve as the President and Chief Executive Officer and Mr. Swade, formerly an Assistant Treasurer of the Funds, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Funds.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions for First Trust Dow Jones were as follows:

                                      YEAR ENDED                      YEAR ENDED
                                  DECEMBER 31, 2015               DECEMBER 31, 2014

                                SHARES          VALUE           SHARES          VALUE
                             ------------    ------------    ------------    ------------
Sales:
   Class I                      9,010,497    $112,072,958       7,492,797    $ 89,301,771
   Class II                           485           6,004             860          10,000
                             ------------    ------------    ------------    ------------
Total Sales:                    9,010,982    $112,078,962       7,493,657    $ 89,311,771
                             ============    ============    ============    ============
Dividend Reinvestment:
   Class I                        810,396    $  9,830,416          93,014    $  1,105,002
   Class II                            11             121               7              90
                             ------------    ------------    ------------    ------------
Total Dividend Reinvestment:      810,407    $  9,830,537          93,021    $  1,105,092
                             ============    ============    ============    ============
Redemptions:
   Class I                     (5,160,259)   $(63,164,485)     (1,195,329)   $(13,856,252)
   Class II                            --              --              --              --
                             ------------    ------------    ------------    ------------
Total Redemptions:             (5,160,259)   $(63,164,485)     (1,195,329)   $(13,856,252)
                             ============    ============    ============    ============

Capital transactions for First Trust Multi Income were as follows:

                                      YEAR ENDED                      YEAR ENDED
                                  DECEMBER 31, 2015               DECEMBER 31, 2014

                                SHARES          VALUE           SHARES          VALUE
                             ------------    ------------    ------------    ------------
Sales:
   Class I                        929,411    $  9,657,422         705,881    $  7,238,580
   Class II                           290           3,051          10,000         100,000
                             ------------    ------------    ------------    ------------
Total Sales:                      929,701    $  9,660,473         715,881       7,338,580
                             ============    ============    ============    ============
Dividend Reinvestment:
   Class I                         23,869    $    234,274           4,086    $     42,537
   Class II                            --               5              80             835
                             ------------    ------------    ------------    ------------
Total Dividend Reinvestment:       23,869    $    234,279           4,166    $     43,372
                             ============    ============    ============    ============
Redemptions:
   Class I                       (374,076)   $ (3,781,375)        (46,565)   $   (478,342)
   Class II                          (290)         (3,012)             --              --
                             ------------    ------------    ------------    ------------
Total Redemptions:               (374,366)   $ (3,784,387)        (46,565)   $   (478,342)
                             ============    ============    ============    ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2015

Capital transactions for First Trust Dorsey Wright were as follows:

                                      YEAR ENDED
                                  DECEMBER 31, 2015

                                SHARES          VALUE
                             ------------    ------------
Sales:
   Class I                        547,381    $  5,488,309
   Class II                         5,000          50,000
                             ------------    ------------
Total Sales:                      552,381    $  5,538,309
                             ============    ============
Dividend Reinvestment:
   Class I                             --              --
   Class II                            --              --
                             ------------    ------------
Total Dividend Reinvestment:           --              --
                             ============    ============
Redemptions:
   Class I                           (247)   $     (2,475)
   Class II                            --              --
                             ------------    ------------
Total Redemptions:                   (247)   $     (2,475)
                             ============    ============


                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by First Trust Dow Jones at December 31, 2015, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities. First Trust Multi Income and First Trust Dorsey Wright did not hold any derivative instruments as of December 31, 2015.


                                             ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                  ----------------------------------------   ----------------------------------------
DERIVATIVE                           STATEMENTS OF ASSETS                       STATEMENTS OF ASSETS
INSTRUMENT     RISK EXPOSURE       AND LIABILITIES LOCATION       VALUE       AND LIABILITIES LOCATION       VALUE
----------   ------------------   ---------------------------   ----------   ---------------------------   ----------
Futures      Interest Rate Risk   Variation Margin Receivable   $       --   Variation Margin Payable      $   25,328

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended December 31, 2015, on derivatives instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENTS OF OPERATIONS LOCATION                INTEREST RATE RISK
-------------------------------------------------------------------
Net realized gain (loss) on futures                   $    (317,721)
Net change in unrealized gain (loss) on futures             152,179

During the year ended December 31, 2015, the notional values of futures contracts opened and closed were $81,927,430 and $67,427,117, respectively.

First Trust Dow Jones does not have the right to offset financial assets and financial liabilities related to futures contracts on the Statements of Assets and Liabilities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2015


                           6. AFFILIATED TRANSACTIONS

First Trust Multi Income and First Trust Dorsey Wright invest in securities of affiliated funds. Dividend income and realized gains and losses from affiliated funds are presented on the Statements of Operations. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

Amounts relating to these investments in First Trust Multi Income at December 31, 2015, and for the period then ended are as follows:

                                                                 SHARE ACTIVITY
                                                  --------------------------------------------
                                                  BALANCE AT                        BALANCE AT   VALUE AT    DIVIDEND    REALIZED
SECURITY NAME                                     12/31/2014  PURCHASES    SALES    12/31/2015  12/31/2015    INCOME    GAIN (LOSS)
------------------------------------------------  ----------  ---------  ---------  ----------  ----------  ----------  -----------
First Trust Low Duration Mortgage
   Opportunities ETF                                      --      7,998     (7,998)         --  $       --  $       53  $     1,021
First Trust Preferred Securities and
   Income ETF                                         32,820     36,370    (23,760)     45,430     860,898      51,384       (6,683)
First Trust Senior Loan Fund                          22,060     22,910     (7,240)     37,730   1,771,046      62,580       (7,857)
First Trust Tactical High Yield ETF                   12,000     10,670     (4,990)     17,680     830,430      43,998      (13,373)
                                                                                                -----------------------------------
                                                                                                $3,462,374  $  158,015  $   (26,892)
                                                                                                ===================================

Amounts relating to these investments in First Trust Dorsey Wright at December 31, 2015, and for the period then ended are as follows:

                                                                 SHARE ACTIVITY
                                                  --------------------------------------------
                                                  BALANCE AT                        BALANCE AT   VALUE AT    DIVIDEND    REALIZED
SECURITY NAME                                     10/30/2015  PURCHASES    SALES    12/31/2015  12/31/2015    INCOME    GAIN (LOSS)
------------------------------------------------  ----------  ---------  ---------  ----------  ----------  ----------  -----------
First Trust Consumer Discretionary
   AlphaDEX(R) Fund                                       --     11,835         --      11,835  $  403,810         896  $        --
First Trust Consumer Staples AlphaDEX(R)
   Fund                                                   --     10,272         --      10,272     456,590       1,475           --
First Trust Developed Markets ex-US
   AlphaDEX(R) Fund                                       --      1,405         --       1,405      65,571         461           --
First Trust Dow Jones Internet Index Fund                 --      7,025         --       7,025     524,135          --           --
First Trust Emerging Markets AlphaDEX(R)
   Fund                                                   --      3,196         --       3,196      57,688         116           --
First Trust Germany AlphaDEX(R) Fund                      --        760         --         760      27,520          --           --
First Trust Health Care AlphaDEX(R) Fund                  --      7,993         --       7,993     483,097          --           --
First Trust Hong Kong AlphaDEX(R) Fund                    --        707         --         707      23,745         109           --
First Trust ISE Chindia Index Fund                        --        870         --         870      24,673          32           --
First Trust Mid Cap Core AlphaDEX(R) Fund                 --     10,218         --      10,218     490,771       1,577           --
First Trust Mid Cap Growth AlphaDEX(R)
   Fund                                                   --     18,758         --      18,758     540,981         656           --
First Trust NYSE Arca Biotechnology
   Index Fund                                             --      5,574         --       5,574     629,973          --           --
First Trust Small Cap Growth AlphaDEX(R)
   Fund                                                   --     18,576         --      18,576     566,754         835           --
First Trust Switzerland AlphaDEX(R) Fund                  --        692         --         692      27,687          29           --
First Trust United Kingdom AlphaDEX(R)
   Fund                                                   --        698         --         698      28,053         173           --
                                                                                                -----------------------------------
                                                                                                $4,351,048  $    6,359  $        --
                                                                                                ===================================


                             7. 12B-1 SERVICE PLAN

The Trust has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class I shares of each of the Funds will be subject to an annual service fee.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2015

First Trust Portfolios L.P. ("FTP"), an affiliate of First Trust, serves as the distributor of shares of the Funds. FTP uses the service fee to compensate each Participating Insurance Company for providing account services to policy owners. These services include establishing and maintaining Contract owners' accounts, supplying information to Contract owners, delivering Fund materials to Contract owners, answering inquiries, and providing other personal services to Contract owners. Each Fund may spend up to 0.25% per year of the average daily net assets of its Class I shares as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale of a Fund's Class I shares including, without limitation, compensation of its sales force, expenses of printing and distributing the Prospectus to persons other than Contract owners, expenses of preparing, printing and distributing advertising and sales literature and reports to Contract owners used in connection with the sale of a Fund's Class I Shares, certain other expenses associated with the servicing of Class I shares of a Fund, and any service-related expenses that may be authorized from time to time by the Board.

During the year ended December 31, 2015, all service fees received by FTP were paid to the Participating Insurance Companies, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Trust's Board and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

                      8. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding U.S. Government securities and short-term investments, for the period ended December 31, 2015, were as follows:

                                     PURCHASES              SALES
                                  ---------------      ---------------
First Trust Dow Jones             $   211,689,706      $   162,077,686
First Trust Multi Income               11,684,145            6,315,536
First Trust Dorsey Wright               5,493,874                   --

Cost of purchases and proceeds from sales of U.S. Government investment securities, excluding short-term investments, for the period ended December 31, 2015, were as follows:

                                     PURCHASES              SALES
                                  ---------------      ---------------
First Trust Dow Jones             $    38,990,737      $    33,677,197
First Trust Multi Income                4,263,392            3,543,467
First Trust Dorsey Wright                      --                   --


                                 9. BORROWINGS

The Trust, on behalf of First Trust Dow Jones and First Trust Multi Income, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, has a $135 million Credit Agreement (the "BNYM Line of Credit") with BNYM to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust will allocate amongst the funds that have access to the BNYM Line of Credit. These fees are reflected on the Statements of Operations in the Commitment fees line item. To the extent that either Fund accesses the BNYM Line of Credit, there would also be an interest fee charged. Neither First Trust Dow Jones or First Trust Multi Income drew on the BNYM Line of Credit during the year ended December 31, 2015.

                              10. INDEMNIFICATION

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:

Effective January 1, 2016, the fixed annual retainer paid to the Independent Trustees will be allocated equally among each fund in the First Trust Fund Complex and will no longer be allocated pro rata based on each fund's net assets.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST VARIABLE INSURANCE
TRUST:

We have audited the accompanying statements of assets and liabilities of First Trust/Dow Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio, and First Trust Dorsey Wright Tactical Core Portfolio, each a series of the First Trust Variable Insurance Trust (the "Funds"), including the portfolios of investments, as of December 31, 2015, and the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the Funds' custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Variable Insurance Trust, as of December 31, 2015, and the results of their operations and changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 12, 2016

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2015 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2015, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                      DIVIDENDS RECEIVED DEDUCTION
                                                                  -------------------------------------
   First Trust Dow Jones Dividend & Income Allocation Portfolio                  50.62%
   First Trust Multi Income Allocation Portfolio                                 21.07%
   First Trust Dorsey Wright Tactical Core Portfolio                              0.00%

For the taxable year ended December 31, 2015, the following percentages of income dividend paid by the Funds were designated as qualified dividend income:

                                                                        QUALIFIED DIVIDEND INCOME
                                                                  -------------------------------------
   First Trust Dow Jones Dividend & Income Allocation Portfolio                   0.00%
   First Trust Multi Income Allocation Portfolio                                  0.00%
   First Trust Dorsey Wright Tactical Core Portfolio                              0.00%

For the year ended December 31, 2015, the amount of long-term capital gain distributions designated by the Funds which are taxable at the applicable taxable gains rates for federal income tax purposes were:

                                                                  LONG-TERM CAPITAL GAINS DISTRIBUTIONS
                                                                  -------------------------------------
   First Trust Dow Jones Dividend & Income Allocation Portfolio                $2,191,215
   First Trust Multi Income Allocation Portfolio                                       --
   First Trust Dorsey Wright Tactical Core Portfolio                                   --


                             LICENSING INFORMATION

Standard & Poor's and S&P are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) and DOW JONES COMPOSITE AVERAGE are products of S&P Dow Jones Indices LLC and has been licensed for use by First Trust. The First Trust/Dow Jones Dividend & Income Allocation Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). Neither S&P Dow Jones Indices nor its affiliates make any representation or warranty, express or implied, to the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the First Trust/Dow Jones Dividend & Income Allocation Portfolio particularly or the ability of the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE to track general market performance. S&P Dow Jones Indices only relationship to First Trust with respect to the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) and DOW JONES COMPOSITE AVERAGE is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) and DOW JONES COMPOSITE AVERAGE is determined, composed


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2015 (UNAUDITED)

and calculated by S&P Dow Jones Indices without regard to First Trust or the First Trust/Dow Jones Dividend & Income Allocation Portfolio. S&P Dow Jones Indices has no obligation to take the needs of First Trust or the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio into consideration in determining, composing or calculating the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) and DOW JONES COMPOSITE AVERAGE. Neither S&P Dow Jones Indices nor its affiliates are responsible for and have not participated in the determination of the prices, and amount of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or the timing of the issuance or sale of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or in the determination or calculation of the equation by which the First Trust/Dow Jones Dividend & Income Allocation Portfolio is to be managed. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the First Trust/Dow Jones Dividend & Income Allocation Portfolio. There is no assurance that investment products based on the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) and DOW JONES COMPOSITE AVERAGE will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR ITS AFFILIATES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The First Trust Dorsey Wright Tactical Core Portfolio (the "Portfolio") is not sponsored, endorsed, sold or promoted by Dorsey Wright & Associates, LLC ("Licensor"). Licensor makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of trading in the Portfolio. Licensor's only relationship to First Trust Advisors L.P. ("First Trust") is the licensing of certain trademarks and trade names of Licensor and of the Dorsey Wright Tactical Tilt Moderate Core Index which is determined, composed and calculated by Licensor without regard to First Trust or the Portfolio, Licensor has no obligation to take the needs of First Trust or the owners of the Portfolio into consideration in determining, composing or calculating Dorsey Wright Tactical Tilt Moderate Core Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Portfolio to be listed or in the determination or calculation of the equation by which the Portfolio are to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSOR AND FIRST TRUST.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Funds. For additional information about the risks associated with investing in the Funds, please see the Funds' prospectus and statement of additional information, as well as other regulatory filings.


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2015 (UNAUDITED)

AFFILIATED FUND RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in securities of affiliated ETFs, which involves additional expenses that would not be present in a direct investment in such affiliated ETFs. Furthermore, the Funds' investment performance and risks are directly related to the investment performance and risks of the affiliated ETFs.

CONVERTIBLE SECURITIES RISK. The ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest may invest in convertible securities. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price (i.e., the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock). Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or principal payments when due as a result of changing financial or market conditions. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of their potential for capital appreciation.

CREDIT RISK. The Funds are subject to credit risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CURRENCY RISK. The ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Funds' investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Funds may change quickly and without warning and you may lose money.

DEPOSITORY RECEIPTS RISK The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in equity securities in the form of Depositary Receipts, which may be less liquid than the underlying securities in their primary trading market. Any distributions paid to the holders of Depositary Receipts are usually subject to a fee charged by the depositary. Holders of Depositary Receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of Depositary Receipts because such restrictions may limit the ability to convert the securities into Depositary Receipts and vice versa. Such restrictions may cause the securities of the underlying issuer to trade at a discount or premium to the market price of the Depositary Receipts.

DIVIDEND RISK. The Funds are subject to dividend risk. There is no guarantee that the issuers of the Funds' equity securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

ENERGY INFRASTRUCTURE COMPANIES RISK. The First Trust Multi Income Allocation Portfolio invests in energy infrastructure companies. These companies principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipeline, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries. The Fund invests in energy infrastructure companies and is subject to certain risks inherent in investing in these types of securities. Energy infrastructure companies may be directly affected by energy commodity prices, especially those companies that own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of energy infrastructure companies. Energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact energy infrastructure companies.

Certain energy infrastructure companies in the utilities industry are subject to imposition of rate caps, increased competition due to deregulation, difficulty in obtaining an adequate return on invested capital or in financing large construction projects, limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

EQUITY SECURITIES RISK. Because the Funds and the ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest hold equity securities, the value of the Funds' shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors'


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2015 (UNAUDITED)

perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The equity markets have experienced recent volatility that may lead to sharp declines in the value of the underlying ETFs and the Funds.

ETF RISK. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other operating expenses that increase their costs. In general, as a shareholder in other investment companies, the Funds bear their ratable share of the underlying fund's expenses, and are subject to duplicative expenses to the extent a Fund invests in other ETFs.

FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

FIXED INCOME SECURITIES RISK. An investment in the Funds involves risk associated with an investment in fixed income securities including the risk that certain of the securities in the Funds may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments by the Funds and reduced distributions to shareholders.

FLOATING RATE LOAN RISK. The Funds and the ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest may invest in floating rate loans, which may include high yield securities, or "junk" loans. An investment in floating rate loans subjects the Funds to credit risk, which is heightened for loans in which the Funds invest because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral and/or bankruptcy. The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Loans are subject to a number of risks described elsewhere in this annual report, including liquidity risk and the risk of investing in below investment grade debt instruments. Floating rate loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. Floating rate loans may also not be considered "securities" under the 1940 Act and therefore prevent the Funds from relying on the anti-fraud provisions of the Act.

HIGH YIELD SECURITIES RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in high yield securities, or "junk" bonds, which are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK. Some of the securities held by the First Trust Multi Income Allocation Portfolio may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Funds' fixed income investments could decline during periods of falling interest rates.

INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking ETFs or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund's NAV could be negatively impacted and the Fund's market price may be significantly below the Fund's net asset value during certain periods In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.

INDEX REBALANCE RISK. Pursuant to the methodology that the Fund's index provider uses to calculate and maintain the Fund's underlying index, the Fund may own a significant portion of the First Trust ETF's included in the Fund. Such ETFs may be removed from the underlying Index in the event that it does not comply with the eligibility requirements of the underlying index. As a result, the Fund may


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2015 (UNAUDITED)

be forced to sell shares of certain First Trust ETFs at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the underlying index, due to market conditions or otherwise. Due to these factors, the variation between the Fund's annual return and the return of the underlying index may increase significantly. Apart from scheduled rebalances, the index provider may carry out additional ad hoc rebalances to the underlying index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances may also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the index provider may increase the Fund's costs and market exposure.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed-income securities in the Funds will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Mortgage-related securities are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities. Additionally, the return on the floating rate loans in which the Funds may invest will decline during a period of falling interest rates.

INVESTMENT COMPANIES RISK. The Funds may invest in the shares of other investment companies, and therefore, the Funds' investment performance and risks may be related to the investment performance and risks of the underlying funds. In general, as a shareholder in other investment companies, the Funds bear their ratable share of the underlying Fund's expenses, and would be subject to duplicative expenses to the extent the Funds invest in other investment companies.

LIQUIDITY RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest a portion of their assets in other funds which invest in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Funds may have particular difficulty selling their assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by shareholders.

As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen. Decreased liquidity may negatively affect the First Trust Multi Income Allocation Portfolio's and the First Trust Dorsey Wright Tactical Core Portfolio's ability to mitigate risk and to meet redemptions.

LOAN PREPAYMENT RISK. Loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Funds derive interest income will be reduced. The Funds may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

LOAN RISK. An investment in loans subjects the Funds to credit risk, which is heightened for loans in which the Funds invest because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Loans are subject to a number of risks described elsewhere in this annual report, including liquidity risk and the risk of investing in below investment grade debt instruments.

MANAGEMENT RISK. The Funds are subject to management risk because they have actively managed portfolios. The Advisor will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that the Funds will achieve their investment objectives.

MARKET RISK. Market risk is the risk that a particular security owned by a Fund or shares of the Funds in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

MLP RISK. The First Trust Multi Income Allocation Portfolio's investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2015 (UNAUDITED)

MORTGAGE SECURITIES RISK. The ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in mortgage-related securities, including mortgage-backed securities, which may make the Funds more susceptible to adverse economic, political or regulatory events that affect the value of real estate. The First Trust/Dow Jones Dividend & Income Allocation Portfolio may invest in such securities. Changes in local, state and federal policies could negatively impact the mortgage-related securities market, which include various government initiated and sponsored homeowner assistance programs and eminent domain issues. Mortgage related securities may also face liquidity issues when a Fund seeks to sell such securities, but is unable to find buyers at a bid-ask spread to make the transaction feasible. These securities are also subject to the risk that the underlying borrowers may default on their mortgages, resulting in a non-payment of principal and interest. Finally, the mortgage-related securities market may be negatively impacted by regulatory changes including those that are related to the mandate or existence of the government-sponsored enterprises, Fannie Mae, Freddie Mac and Ginnie Mae. Mortgage-related securities are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy.

Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. In declining interest rate environments, the extent to which borrowers prepay a mortgage generally increases, which increase reinvestment risk, or the risk that the proceeds received are not reinvested on terms as favorable as the prepaid loan. Conversely, mortgage-related securities are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate risk exposure.

MUNICIPAL BONDS RISK. Certain of the ETFs in which the First Trust Dorsey Wright Tactical Core Portfolio invests may invest in municipal bonds. In addition to being subject to credit, income and interest rate risk (as described in the prospectus), municipal bonds are subject to tax risk. Interest income from municipal bonds is normally not subject to regular federal income tax, but income from municipal bonds held by the underlying ETFs could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. Consequently, the attractiveness of municipal bonds in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal bonds.

NEW FUND RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio currently have fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Funds' market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

NON-CORRELATION RISK. The Funds' returns may not match the return of an Index for a number of reasons. For example, the Funds incur operating expenses not applicable to the Indexes, and may incur costs in buying and selling securities, especially when rebalancing the Funds' portfolio holdings to reflect changes in the composition of the Indexes. In addition, the Funds' portfolio holdings may not exactly replicate the securities included in the Indexes or the ratios between the securities included in the Indexes.

NON-DIVERSIFICATION RISK. The First Trust Dorsey Wright Tactical Core Portfolio is classified as "non-diversified" under the 1940 Act. As a result, the First Trust Dorsey Wright Tactical Core Portfolio is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The First Trust Dorsey Wright Tactical Core Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the First Trust Dorsey Wright Tactical Core Portfolio may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in securities of non-U.S. issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

PREFERRED SECURITIES RISK. The Funds and certain of the ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in preferred securities. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

REIT RISK. The First Trust Multi Income Allocation Portfolio invests in REITs, and as a result, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic,

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2015 (UNAUDITED)

political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

SMALL FUND RISK. The Funds currently have fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Funds' market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

SMALLER COMPANY RISK. The Funds and certain of the ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in small- and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

TIPS RISK. The First Trust Multi Income Allocation Portfolio invests in TIPs. TIPS are inflation-indexed fixed-income securities issued by the U.S. Department of Treasury and are subject to the same risks as other fixed income investments. In a falling inflationary environment, both interest payments and the value of the TIPS will decline.

 BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT FOR
               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO

The Board of Trustees of the First Trust Variable Insurance Trust (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. ("First Trust" or the "Advisor") on behalf of First Trust Dorsey Wright Tactical Core Portfolio (the "Fund") for an initial two-year term at a meeting held on September 14, 2015. The Board of Trustees determined that the Agreement is in the best interests of the Fund in light of the extent and quality of services expected to be provided, and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement, the Independent Trustees received a report from First Trust in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by First Trust to the Fund (including the relevant personnel responsible for these services and their experience); the proposed advisory fee for the Fund as compared to fees charged by investment advisors to comparable funds and as compared to fees charged to other clients of First Trust; estimated expenses to be incurred in providing services to the Fund as compared to expense ratios of comparable funds and the potential for economies of scale, if any; financial data on First Trust; any fall out benefits to First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"); and a summary of First Trust's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by First Trust. The Board applied its business judgment to determine whether the arrangement between the Trust and First Trust is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of services to be provided by First Trust under the Agreement. The Board noted that the Fund is the third series of the Trust and considered the efforts expended by First Trust in making arrangements for other services to be provided to the Fund. The Board considered that First Trust employees provide management services to the two other series of the Trust as well as other funds in the First Trust fund complex with diligence and care. With respect to the Agreement, the Board considered that First Trust will be responsible for the overall management and administration of the Fund and reviewed the services to be provided by First Trust to the Fund. Since the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund; however, the Board reviewed the performance of hypothetical back-tested return information which the Advisor presented at the meeting in order to show the operation of the Dorsey Wright Dynamic Asset Level Investing (DALI) asset allocation process. The Board noted that the DALI asset allocation to be used for the Fund included investment by the Fund to a significant extent in exchange-traded funds ("ETFs") for which First Trust is the investment advisor. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services to be provided to the Fund by First Trust under the Agreement are expected to be satisfactory.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2015 (UNAUDITED)

The Board considered the advisory fees to be paid to First Trust under the Agreement, noting that First Trust would be compensated at an annual rate of 0.35% of the Fund's average daily net assets. The Board considered that, pursuant to an Expense Reimbursement, Fee Waiver and Recovery Agreement, First Trust contractually agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the annual operating expenses of the Fund (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses and extraordinary expenses) from exceeding 0.95% of average daily net assets for Class I and 0.70% of average daily net assets for Class II until October 31, 2017. The Board noted that fees waived or expenses borne by First Trust pursuant to the Expense Reimbursement, Fee Waiver and Recovery Agreement are proposed to be subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was borne, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the fees were waived or the expenses were borne by First Trust. The Board also noted that, pursuant to a separate Fee Waiver Agreement, the Advisor proposed an advisory fee waiver equal to 0.22% of the Fund's net assets until October 31, 2017, and First Trust would not have any right to reimbursement of these amounts waived. The Board noted that the net result of the Expense Reimbursement, Fee Waiver and Recovery Agreement and the Fee Waiver Agreement was an estimated net expense ratio of 1.30% for Class I and 1.05% for Class II (each of which included acquired fund fees and expenses). (At a special meeting held on October 5, 2015, the Board approved a revised Expense Reimbursement, Fee Waiver and Recovery Agreement (the "Revised Expense Cap") proposed by First Trust to replace the originally proposed Expense Reimbursement, Fee Waiver and Recovery Agreement and Fee Waiver Agreement (collectively, the "Original Expense Cap"). The Board considered that, pursuant to the Revised Expense Cap, First Trust would waive fees and/or reimburse Fund expenses to the extent necessary to prevent annual operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses, but including acquired fund fees and expenses) from exceeding 1.30% of average daily net assets for Class I and 1.05% of average daily net assets for Class II until October 31, 2017. The Board considered First Trust's statement that the Revised Expense Cap would ensure at all Fund asset levels that annual Fund operating expenses (including acquired fund fees and expenses) would not exceed 1.30% and 1.05% for Class I and Class II, respectively, whereas, under the Original Expense Cap, annual Fund operating expenses (including acquired fund fees and expenses) could exceed 1.30% and 1.05% for Class I and Class II, respectively, depending on Fund asset levels and the level of acquired fund fees and expenses. The Board noted that all fees waived or expenses borne by the Advisor under the Revised Expense Cap are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was borne by the Advisor, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the fees were waived or the expenses were borne by First Trust.) The Board noted that First Trust provides advisory services to two other funds in the First Trust fund complex that have investment objectives and policies similar to the Fund's. The Board considered the fees charged by First Trust for providing advisory services to these other two funds, noting that First Trust charges an annual unitary fee of 0.30% of average daily net assets to the other two funds. The Board also reviewed fee data prepared by Management Practice, Inc. ("MPI"), an independent source, as well as by First Trust on the advisory fees and expense ratios of comparable funds, noted that there was no overlap between the two peer groups and noted First Trust's statement that it believes its peer group is more relevant and representative of competitive funds. The Board noted that the proposed advisory fee was below the median advisory fee of the MPI peer group and the estimated expense ratio (Class I) was above the median expense ratio of the MPI peer group. The Board also noted that the advisory fee and expense ratio (Class I) of the Fund were within the range of most funds included in First Trust's peer group. In light of the information considered and the nature, extent and quality of services expected to be provided under the Agreement, the Board determined that the proposed advisory fee for the Fund was fair and reasonable and the proposed advisory fee would be for services provided that are in addition to, rather than duplicative of, services provided under the advisory contracts of the underlying ETFs in which the Fund may invest.

The Board noted that the proposed advisory fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that First Trust has continued to invest in personnel and infrastructure for the First Trust fund complex. The Board took the costs to be borne by First Trust in connection with its services to be performed under the Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Agreement to First Trust. The Board considered that First Trust had identified as a fall out benefit to First Trust and FTP their exposure to investors and brokers who, in the absence of the Fund, may have had no dealings with First Trust or FTP. The Board noted that FTP would be compensated for services provided to the Class I shares of the Fund through 12b-1 service fees and that First Trust will receive compensation from the Trust for providing fund reporting services to the Fund pursuant to a separate Fund Reporting Services Agreement. The Board also noted that First Trust would not utilize soft dollars in connection with its management of the Fund's portfolio. In addition, the Board considered that First Trust, as the investment advisor to many of the underlying ETFs in which the Fund would invest, will recognize additional revenue from such underlying ETFs if the Fund's investment causes their assets to grow.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2015 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                     NUMBER OF          OTHER
                                                                                                   PORTFOLIOS IN   TRUSTEESHIPS OR
                                                                                                  THE FIRST TRUST   DIRECTORSHIPS
       NAME, ADDRESS,              TERM OF OFFICE                                                  FUND COMPLEX    HELD BY TRUSTEE
      DATE OF BIRTH AND             AND LENGTH OF                 PRINCIPAL OCCUPATIONS             OVERSEEN BY      DURING PAST
   POSITION WITH THE TRUST             SERVICE                     DURING PAST 5 YEARS                TRUSTEE          5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term        Physician; President, Wheaton Orthopedics;      120       None
c/o First Trust Advisors L.P.                           Limited Partner, Gundersen Real Estate
120 East Liberty Drive,        o Since Trust Inception  Limited Partnership; Member, Sportmed LLC
  Suite 400
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee      o Indefinite Term        President, ADM Investor Services, Inc.          120       Director of ADM
c/o First Trust Advisors L.P.                           (Futures Commission Merchant)                             Investor Services,
120 East Liberty Drive,        o Since Trust Inception                                                            Inc., ADM
  Suite 400                                                                                                       Investor Services
Wheaton, IL 60187                                                                                                 International and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term        President (2003 to Present), Hibs               120       Director of
c/o First Trust Advisors L.P.                           Enterprises (Financial and Management                     Trust Company
120 East Liberty Drive,        o Since Trust Inception  Consulting)                                               of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee       o Indefinite Term        Managing Director and Chief Operating           120       Director of
c/o First Trust Advisors L.P.                           Officer (January 2015 to Present), Pelita                 Covenant
120 East Liberty Drive,        o Since Trust Inception  Harapan Educational Foundation                            Transport, Inc.
  Suite 400                                             (Educational Products and Services);                      (May 2003
Wheaton, IL 60187                                       President and Chief Executive Officer                     to May 2014)
D.O.B.: 03/54                                           (June 2012 to September 2014), Servant
                                                        Interactive LLC (Educational Products and
                                                        Services); President and Chief Executive
                                                        Officer (June 2012 to September 2014), Dew
                                                        Learning LLC (Educational Products and
                                                        Services); President (June 2002 to June
                                                        2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee     o Indefinite Term        Chief Executive Officer, First Trust            120       None
and Chairman of the Board                               Advisors L.P. and First Trust Portfolios
120 East Liberty Drive,        o Since Trust Inception  L.P.; Chairman of the Board of Directors,
  Suite 400                                             BondWave LLC (Software Development
Wheaton, IL 60187                                       Company/Investment Advisor) and
D.O.B.: 09/55                                           Stonebridge Advisors LLC (Investment
                                                        Advisor)


-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                              FIRST TRUST VARIABLE INSURANCE TRUST
                                 DECEMBER 31, 2015 (UNAUDITED)

    NAME, ADDRESS              POSITION AND OFFICES        TERM OF OFFICE AND                   PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH                 WITH TRUST              LENGTH OF SERVICE                    DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas               President and Chief         o Indefinite Term        Managing Director and Chief Financial Officer
120 E. Liberty Drive,        Executive Officer                                    (January 2016 to Present), Senior Vice President
  Suite 400                                              o Since January 2016     (April 2007 to January 2016), First Trust
Wheaton, IL 60187                                                                 Advisors L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66


W. Scott Jardine             Secretary and Chief         o Indefinite Term        General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,        Legal Officer                                        First Trust Portfolios L.P.; Secretary and General
  Suite 400                                              o Since Trust Inception  Counsel, BondWave LLC (Software Development
Wheaton, IL 60187                                                                 Company/Investment Advisor); Secretary of
D.O.B.: 05/60                                                                     Stonebridge Advisors LLC (Investment Advisor)


Daniel J. Lindquist          Vice President              o Indefinite Term        Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                             Senior Vice President (September 2005 to July
  Suite 400                                              o Since Trust Inception  2012), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                 Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher              Chief Compliance Officer    o Indefinite Term        Deputy General Counsel, First Trust Advisors
120 E. Liberty Drive,        and Assistant Secretary                              L.P. and First Trust Portfolios L.P.
  Suite 400                                              o Since Trust Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin              Vice President              o Indefinite Term        Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                             and First Trust Portfolios L.P.
  Suite 400                                              o Since Trust Inception
Wheaton, IL 60187
D.O.B.: 06/66


Donald P. Swade              Treasurer, Chief            o Indefinite Term        Vice President (April 2012 to Present),
120 E. Liberty Drive,        Financial Officer and                                First Trust Advisors L.P. and First Trust
  Suite 400                  Chief Accounting Officer    o Since January 2016     Portfolios L.P., Vice President (September
Wheaton, IL 60187                                                                 2006 to April 2012), Guggenheim Funds
D.O.B.: 08/72                                                                     Investment Advisors, LLC/Claymore
                                                                                  Securities, Inc.


-----------------------------

(2) Officers of the Trust have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2015 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187


INVESTMENT SUB-ADVISORS

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
Energy Income Partners, LLC                       Stonebridge Advisors, LLC
49 Riverside Avenue                               10 Westport Road, Suite C101
Westport, CT 06880                                Wilton, CT 06897


ADMINISTRATOR & FUND ACCOUNTANT

FIRST TRUST/DOW JONES DIVIDEND & INCOME           FIRST TRUST MULTI INCOME
  ALLOCATION PORTFOLIO                              ALLOCATION PORTFOLIO
BNY Mellon Investment Servicing (US) Inc.         The Bank of New York Mellon
301 Bellevue Parkway                              101 Barclay Street, 20th Floor
Wilmington, DE 19809                              New York, NY 10286


FIRST TRUST DORSEY WRIGHT TACTICAL
  CORE PORTFOLIO
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110


CUSTODIAN

FIRST TRUST/DOW JONES DIVIDEND & INCOME           FIRST TRUST DORSEY WRIGHT
  ALLOCATION PORTFOLIO                              TACTICAL CORE PORTFOLIO
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO     Brown Brothers Harriman & Co.
The Bank of New York Mellon                       50 Post Office Square
101 Barclay Street, 20th Floor                    Boston, MA  02110
New York, NY 10286


TRANSFER AGENT

FIRST TRUST/DOW JONES DIVIDEND & INCOME           FIRST TRUST MULTI INCOME
  ALLOCATION PORTFOLIO                              ALLOCATION PORTFOLIO
BNY Mellon Investment Servicing (US) Inc.         FIRST TRUST DORSEY WRIGHT
301 Bellevue Parkway                                 TACTICAL CORE PORTFOLIO
Wilmington, DE 19809                              The Bank of New York Mellon
                                                  101 Barclay Street, 20th Floor
                                                  New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $70,750 for the fiscal year ended December 31, 2014 and $90,750 for the fiscal year ended December 31, 2015.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2013 and $0 for the fiscal year ended December 31, 2014.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the Advisor and $0 for Distributor for the fiscal year ended December 31, 2013 and $0 for the Advisor and $0 for the Distributor for the fiscal year ended December 31, 2014.

      (c) Tax Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $3,250 for the fiscal year ended December 31, 2013 and $3,250 for the fiscal year ended December 31, 2014.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the fiscal year ended December 31, 2013 and $0 for the fiscal year ended December 31, 2014.

      (d) All Other Fees (Registrant) -- The aggregate fees for each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through
(c) of this Item were $0 for the fiscal year ended December 31, 2013 and $0 for the fiscal year ended December 31, 2014.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2013 and $0 for the fiscal year ended December 31, 2014.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended December 31, 2013 were $3,250 for the registrant, $38,000 for the registrant's investment adviser and $58,100 for the registrant's distributor, and for the fiscal year ended December 31, 2104 were $3,250 for the registrant, $8,500 for the registrant's investment adviser and $43,500 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Variable Insurance Trust
               -------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 22, 2016
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 22, 2016
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: February 22, 2016
     -------------------

* Print the name and title of each signing officer under his or her signature.